UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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Willis Lease Finance Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

Wednesday, November 10, 2021 12:00 p.m.	Willis Lease Finance Corporation 4700 Lyons Technology Parkway Coconut Creek, FL 33073

Dear Stockholder:

You are cordially invited to attend the 2021 Annual Meeting of Stockholders of WILLIS LEASE FINANCE CORPORATION (the “Annual Meeting”) which, in response to current public health guidance regarding the COVID-19 pandemic and for the safety of participants, will be held virtually via live webcast at 12:00 p.m., Eastern Time, on Wednesday, November 10, 2021.

The platform for the virtual Annual Meeting includes functionality that affords validated stockholders the same meeting participation rights and opportunities they would have at an in-person meeting. Instructions to access and log into the virtual Annual Meeting are provided below, and once admitted, stockholders may view reference materials, submit questions, and vote their shares by following the instructions that will be available on the Annual Meeting website.

In addition to any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof, stockholders will be asked to:

•

elect two Class II Directors to serve until the 2024 Annual Meeting of Stockholders, specifically: Robert J. Keady and Austin C. Willis. The Board of Directors recommends that you vote FOR this proposal;

•

approve an amendment and restatement of our 2018 Incentive Stock Plan to (i) increase the number of authorized shares issuable thereunder by 1,000,000 shares, (ii) change the annual equity award granted to non-employee Directors to a fixed amount of 3,000 shares, and (iii) extend the expiration date of the plan by three years. The Board of Directors recommends that you vote FOR this proposal;

•

approve an amendment to our 2017 Employee Stock Purchase Plan to increase the number of authorized shares issuable thereunder by 100,000 shares. The Board of Directors recommends that you vote FOR this proposal; and

•

cast an advisory vote ratifying the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2021. The Board of Directors recommends that you vote FOR this proposal.

The Board of Directors has fixed the close of business on October 1, 2021 as the record date for determining those stockholders who will be entitled to notice of and to vote at the meeting. The stock transfer books will not be closed between the record date and the date of the meeting. A quorum comprising the holders of the majority of the outstanding shares of our common stock on the record date must be present or represented for the transaction of business at the Annual Meeting. Accordingly, it is important that your shares be represented at the meeting.

Access and Log-in Instructions for Virtual Annual Meeting

To be admitted to the Annual Meeting, go to https://web.lumiagm.com/243304393 and enter the 11-digit control number included in the proxy materials that were previously distributed to you and the password “willis2021”. Online access to the Annual Meeting will open at 11 a.m. Eastern Time to allow time for you to log-in prior to the start of the live audio webcast of the Annual Meeting at 12 p.m. Eastern Time.

If you are unable to locate your proxy materials containing your 11-digit control number and cannot log-in as a validated stockholder, you may opt to participate in the Annual Meeting as a “guest,” in which case you will be able to hear the audio webcast but will not be able to utilize the question, voting, or other functions noted above.

How Beneficial Owners May Participate in the Virtual Annual Meeting

If your shares are registered in the name of your bank, broker, or other nominee, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner, to vote or ask questions at the virtual Annual Meeting, you must first obtain a valid legal proxy from your bank, broker or other nominee and then register in advance to attend the Annual Meeting. Follow the instructions from your bank, broker or other nominee included with the proxy materials that you are provided, or contact your bank, broker or other nominee to request a legal proxy form.

After obtaining a valid legal proxy from your bank, broker or other nominee, to register to vote or ask questions at the virtual Annual Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to American Stock Transfer & Trust Company, LLC. Requests for registration should be directed to proxy@astfinancial.com. Written requests can be mailed to:

American Stock Transfer & Trust Company LLC

Attn: Proxy Tabulation Department

6201 15th Avenue

Brooklyn, NY 11219

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on November 9, 2021. You will receive a confirmation of your registration by email after we receive your registration materials.

Voting Methods

BEFORE the Annual Meeting:

Vote by Internet: Go to www.voteproxy.com until 11:59 p.m. Eastern Time on November 9, 2021.

Vote by Phone: Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries until 11:59 p.m. Eastern Time on November 9, 2021.

Vote by Mail: Complete, sign and date the proxy card/voting instruction card and return it in the postage-paid envelope that is enclosed with your proxy materials.

DURING the Annual Meeting:

Vote by Internet: Go to https://web.lumiagm.com/243304393 and vote during the Annual Meeting by entering the 11-digit control number included in your proxy materials and the password “willis2021” and following the instructions on the Annual Meeting website.

It remains very important that your shares are represented and voted at the Annual Meeting. We therefore strongly encourage you to vote in advance of the Annual Meeting. You may revoke your proxy at any time prior to the time it is voted. Returning the proxy card does not deprive you of your right to virtually attend the meeting and to vote your shares at the virtual Annual Meeting.

Proxy materials were mailed to you on or about October 12, 2021. Please read the proxy materials carefully. Your vote is important, and we appreciate your cooperation in considering and acting on the matters presented.

By Order of the Board of Directors,

Dean M. Poulakidas
Senior Vice President, General Counsel and Corporate Secretary

October 12, 2021

SOLICITATION AND VOTING OF PROXIES

General

This proxy statement is furnished in connection with the solicitation by the Board of Directors (also referred to as the “Board”, “Directors” or, individually, “Director”) of WILLIS LEASE FINANCE CORPORATION (“we,” “us,” “our,” “Willis Lease” or the “Company”) for proxies to be voted at our 2021 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held virtually via live webcast at 12:00 p.m., Eastern Time, on Wednesday, November 10, 2021 at https://web.lumiagm.com/243304393 (password: willis2021), or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

This proxy statement is being mailed to stockholders on or about October 12, 2021. Our 2020 Annual Report is being mailed to stockholders concurrently with this proxy statement.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting to be held on November 10, 2021:

The Proxy Statement, Proxy Card and the Annual Report

On Form 10-K for the fiscal year ended December 31, 2020

are also available free of charge at

https://materials.proxyvote.com/970646.

Voting

The close of business on October 1, 2021 is the record date for determining whether you, in your capacity as a stockholder, are entitled to notice of and to vote at the Annual Meeting. As of that date, we had 6,624,225 shares of common stock, $0.01 par value, issued and outstanding. All of the shares of our common stock outstanding on the record date are expected to be entitled to vote at the Annual Meeting. If you are entitled to vote at the meeting, you will have one vote for each share of common stock you hold with regard to each matter to be voted upon.

The required quorum for the meeting is a majority of the outstanding shares of common stock eligible to be voted on the matters to be considered at the meeting.

Shares of our common stock represented by proxies which are properly executed and returned to us on the accompanying proxy card will be voted at the Annual Meeting in accordance with the instructions marked on the proxy card. If you do not mark any instructions on the proxy card, your shares represented by the proxy card will be voted for the election of the Board’s nominees as Class II Directors, for the approval of Proposals 2 and 3, and in favor of Proposal 4. In the election for two Directors (Proposal 1), the nominees for Class II Directors receiving the highest number of affirmative votes will be elected. The affirmative vote of a majority of the shares voted in person or by proxy at the 2021 Annual Meeting is required for the approval of Proposals 2, 3 and 4.

If a properly signed proxy or ballot indicates that you abstain from voting or that your shares are not to be voted on a particular proposal, your shares will not be counted as having been voted on that proposal, although your shares will be counted as being in attendance at the meeting for purposes of determining the presence of a quorum. Broker non‑votes (i.e., shares held by brokers or nominees, as to which instructions have not been received from beneficial owners or persons entitled to vote, that the broker or nominee does not have discretionary power to vote on a particular matter) are counted towards a quorum, but are not counted for purposes of the proposals in determining whether a matter has been approved by a majority of the shares represented in person or by proxy and entitled to vote. A broker or other nominee will not have discretion to vote your shares on any “non-routine” matters, absent instructions from you. “Non-routine” matters include all proposals, including the election of Directors, except for Proposal No. 4. Accordingly, we encourage you to provide voting instructions to your broker or other nominee whether or not you plan to participate in the meeting.

Our management does not know of any matters to be presented at the Annual Meeting other than those set forth in this proxy statement and in the Notice accompanying this proxy statement. If other matters should properly come before the meeting, the proxy holders will vote on such matters in accordance with their best judgment.

We encourage stockholders to vote in advance of the Annual Meeting, even if they plan to access the Annual Meeting virtually. In order to vote in advance, proxies submitted by Internet or telephone must be received by 11:59 p.m. Eastern Time on November 9, 2021. Stockholders can vote during the Annual Meeting, using the Internet. Beneficial holders who wish to vote during the Annual Meeting must obtain a valid legal proxy from their broker, bank or other nominee

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prior to the date of the Annual Meeting and then register in advance no later 5:00 p.m., Eastern Time, on November 9, 2021. Voting by a stockholder during the Annual Meeting will replace any previous votes.

Revocability of Proxies

Stockholders of record may revoke their proxy at any time before the polls close by submitting a later-dated proxy card, by voting using the Internet at the Annual Meeting, by delivering an instrument of revocation to our Corporate Secretary before the Annual Meeting, or by voting again using the Internet or by telephone before the cut-off time. Your latest Internet or telephone proxy is the one that will be counted. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

Solicitation

This solicitation is made by our Board of Directors on our behalf. The entire cost of preparing, assembling and mailing the Notice of Annual Meeting, this proxy statement and the enclosed proxy card, and of soliciting proxies, will be paid by us. Proxies will be solicited principally through the use of mail services, but we may solicit proxies personally or by telephone, electronic mail or special letter by our officers and our regular employees for no additional compensation. We have retained American Stock Transfer & Trust and Broadridge to aid in the solicitation at an estimated cost to us of approximately $11,500 plus out-of-pocket expenses.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND THE COMMITTEES OF THE BOARD

Board of Directors

Our Bylaws authorize us to have seven Directors. At the present time, the Board consists of five Directors who are divided into three classes, one Director in Class I and two Directors in each of Class II and Class III. One class is elected each year for a three year term. Hans Joerg Hunziker, Robert J. Keady and Rae Ann McKeating qualify as independent Directors, as defined in the Nasdaq listing standards.

Our business, property and affairs are managed under the direction of the Board. Directors are kept informed of our business through discussions with our Chairman and Chief Executive Officer (“CEO”) and our other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. The Board held a total of nine meetings during the fiscal year ended December 31, 2020. Each incumbent Director attended at least 75% of the aggregate of (i) the total number of meetings of the Board, and (ii) the total number of meetings held by all committees of the Board on which that Director served.

Communications with the Board

You may communicate with the Board by sending a letter to: Board of Directors, Willis Lease Finance Corporation, c/o Office of the Corporate Secretary, 60 East Sir Francis Drake Boulevard, Suite 209, Larkspur, CA 94939. Our Office of the Corporate Secretary will receive your correspondence and forward it to the Board of Directors or to any individual Director or Directors to whom your communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to us or our business, or is similarly inappropriate. The Office of the Corporate Secretary has the authority to discard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.

Attendance at the Annual Meeting of Stockholders

Although we do not have a formal policy regarding attendance by members of our Board of Directors at our Annual Meeting of Stockholders, we encourage, but do not require, Directors to attend. All of our Directors participated in our 2020 Annual Meeting of Stockholders.

Committees of the Board

The Board of Directors has an Audit Committee and a Compensation Committee, both currently comprised solely of independent directors as defined by the Nasdaq listing standards (the “Audit Committee” and the “Compensation Committee”, respectively).

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The Board does not have a nominating committee or committee performing the functions of such a committee. The Board has determined that the function of a nominating committee is adequately fulfilled by the independent Directors. As there is no such established committee, the Company has no committee charter. The full Board of Directors participates in the consideration of any Director nominee.

Although we have not formally set any specific minimum qualifications that Director nominees must possess, we look for candidates with appropriate experience in aviation and leasing, a strong professional background, and a general understanding of marketing, finance and other disciplines related to the success of a company in our industry. Also, although not part of any formal policy, our goal is a balanced and diverse Board, with members whose skills, background and experience are complementary and, together, cover the spectrum of areas that impact our business. Our Directors are generally nominated by our management or other Directors, and each nominee is evaluated based on the above qualifications and in the context of the Board as a whole. While we do not normally engage professional search firms or other third parties in connection with our Board nomination process, we may do so in the future.

As we do not have a history of stockholder nominations of Directors, we do not have a formal policy regarding stockholder nominees to the Board. Under our bylaws, stockholders wishing to nominate a candidate for Director must give notice to our Corporate Secretary no later than the close of business on the 90th day prior to the anniversary of our preceding year’s annual meeting. If the annual meeting is more than 30 days before or 60 days after such anniversary date, the notice must be delivered no later than the 90th day prior to such annual meeting or the 10th day following the day on which we publicly announce the annual meeting date. The notice should set forth: (i) the name, age, business address and residence address of the nominee; (ii) the principal occupation or employment of the nominee; (iii) the class and number of our shares beneficially owned by the nominee; (iv) a description of all arrangements or understandings between the stockholder and the nominee and any other person(s) pursuant to which the nomination is made by the stockholder; and (v) any other information relating to the nominee that is required to be disclosed in proxy statements for the election of Directors pursuant to Regulation 14A under the Securities Exchange Act of 1934. Nominees proposed by stockholders will be evaluated in the same manner as those proposed by management or existing Directors.

The Audit Committee oversees our accounting function, internal controls and financial reporting process on behalf of the Board. The Audit Committee meets with our financial management and our independent registered public accounting firm to review our financial statements and filings, the audit and matters arising from them, and financial reporting procedures, including any significant judgments made in preparation of the financial statements. The Nasdaq’s listing rules require that our Audit Committee be composed of at least three independent Directors, who currently are: Directors Hans Joerg Hunziker (Chair), Rae Ann McKeating and Robert J. Keady. All members of the Audit Committee are able to read and understand financial statements. Mr. Hunziker also qualifies as an audit committee financial expert, as defined by the SEC, and is financially sophisticated as required by the Nasdaq listing standards. The Audit Committee held four meetings during the 2020 fiscal year. The Audit Committee’s charter is available on the Company’s website (www.willislease.com).

The Compensation Committee reviews and approves our compensation arrangements for executive officers and administers the Company’s 2018 Incentive Stock Plan and the Company’s Employee Stock Purchase Plan. The Compensation Committee currently consists of the Board’s independent Directors: Directors Rae Ann McKeating (Chair), Robert J. Keady and Hans Joerg Hunziker. The Compensation Committee held eight meetings during 2020. The Compensation Committee’s charter is available on the Company’s website (www.willislease.com).

The Board of Directors may also establish a committee of independent Directors, as defined by the Nasdaq listing standards, to address specific strategic issues from time to time, including as it did in 2020.

Board Leadership Structure

Our Company is led by its founder, Charles F. Willis, IV, who serves as Chairman of the Board and Chief Executive Officer. This approach is commonly utilized by public companies in the United States and we believe it has been effective for our Company as well. Serving in both these roles since the Company was founded has allowed Mr. Willis to be seen by participants in the aviation industry and by our customers, business partners, investors and other stakeholders as providing strong leadership for our Company and in our industry. The Board believes that his combined role remains the optimal structure for us and our stockholders because it enables decisive leadership, ensures clear accountability and enhances our ability to consistently communicate our message and strategy to all of our stakeholders. Moreover, Mr. Willis possesses detailed and in‑depth knowledge of the issues, opportunities and challenges facing us and our business and, therefore, is best positioned to develop agendas that focus the Board’s time and attention on the most critical matters, while minimizing the potential for confusion or duplication of efforts. We recognize that different board

2021 WLFC Proxy Statement	3

leadership structures may be appropriate for companies in different situations and at different times, and we believe that no one structure is suitable for all companies. While we believe that our current Board leadership structure remains optimal for us, demonstrating to our employees, suppliers, customers and other stakeholders that Willis Lease is under strong leadership, this may change in the future and we may decide having different individuals serve as Chairman and CEO is preferable.

We have not appointed an independent Board chairman or lead independent Director, as we believe that the members of our Board and the two standing Board committees consisting of entirely independent Directors provide an appropriate level of oversight. In this regard, the Audit Committee oversees the accounting and financial reporting processes, as well as risk, legal and compliance matters. The Compensation Committee oversees the compensation of our Chairman and Chief Executive Officer and, upon the recommendation of the CEO, the compensation of the other Named Executive Officers (“NEOs”). Each of these committees is led by a chairperson other than the Chairman and CEO and, as discussed in more detail in this proxy statement, the entire Board of Directors is actively involved in overseeing our risk management. The entire Board monitors or, as appropriate, the independent Directors monitor matters such as the composition of the Board and its committees, Board performance and “best practices” in corporate governance. Our independent Directors also conduct meetings in executive session. These meetings are typically held in conjunction with Board meetings. In 2020, seven Board meetings included an independent Directors’ session. This allows Directors to speak candidly on any matters of interest without the Chief Executive Officer or other management members present. We believe this framework strikes a sound balance with appropriate oversight and that appointing an independent Board chairman would not improve the performance of the Board in a material way.

The Board’s Role in Risk Oversight

It is management’s responsibility to manage risk and bring to the Board’s attention the most material risks to the Company. Our Board, including through the Audit Committee and Compensation Committee, each of which are comprised solely of independent Directors, regularly reviews various areas of significant risk to the Company, and advises and directs management on the scope and implementation of policies, strategic initiatives and other actions designed to mitigate various types of risks. Specific examples of risks primarily overseen by the full Board include competition risks, industry risks, economic risks, interest rate risks, liquidity risks, business operations risks and risks related to acquisitions and dispositions. Our Audit Committee regularly reviews with management and the independent auditors significant financial risk exposures and the processes management has implemented to monitor, control and report such exposures. Specific examples of risks primarily overseen by the Audit Committee include risks related to the preparation of Willis Lease’s financial statements, disclosure controls and procedures, internal controls and procedures required by the Sarbanes‑Oxley Act of 2002 and the Dodd‑Frank Wall Street Reform and Consumer Protection Act, accounting, financial and auditing risks, treasury risks (insurance, credit and debt), risks posed by significant litigation matters, data security risks and risks associated with proposed affiliate transactions. Our Audit Committee also oversees compliance with other applicable laws and regulations, as well as the Company’s Standards of Ethical Conduct Policy. Any reports received on the Company’s whistleblower hotline are submitted to the Chair of the Audit Committee. The Compensation Committee reviews and evaluates risks related to the attraction and retention of talent, risks associated with management succession planning, and risks related to the design of compensation programs established by the Compensation Committee for our executive officers. The Compensation Committee has determined in its reasonable business judgment that our compensation policies and practices for all employees, including executive officers, do not create risks that are reasonably likely to have a material adverse effect on the Company.

Director Compensation

For details regarding Director compensation, see “Compensation Tables — Director Compensation” elsewhere in this proxy statement.

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Biographical Information

	Director Since	Age*
Class I Director Whose Term Expires at the 2023 Annual Meeting:
Rae Ann McKeating	2020	69
Class II Directors Whose Term Expires at the 2024 Annual Meeting (provided they are re-elected at the 2021 Annual Meeting):
Austin C. Willis	2008	41
Robert J. Keady	2015	70
Class III Directors Whose Term Expires at the 2022 Annual Meeting:
Charles F. Willis, IV	1985	73
Hans Joerg Hunziker	2006	71

*	Age as of September 15, 2021.

Principal Occupations, Background and Qualifications of Director Nominees and Continuing Directors

Class I Director Whose Term Expires at the 2023 Annual Meeting:

Rae Ann McKeating

Director since: 2020 Independent

Rae Ann McKeating retired in 2016 as Senior Vice President, General Counsel and Chief Compliance Officer at Aviation Capital Group (ACG), a company that purchases new aircraft from Boeing and Airbus, and sells, leases and manages commercial aircraft to/for customers around the globe. Ms. McKeating served in the ACG legal department from 2007 to 2016. Prior to joining ACG, Ms. McKeating provided legal business services to public and private businesses and individuals. From 1997 to 1999, Ms. McKeating was Senior Vice President, General Counsel and Corporate Secretary for Willis Lease Finance Corporation. From 1993 to 1997, Ms. McKeating served as Vice President, General Counsel and Corporate Secretary for Hawaiian Airlines, Inc. Prior to joining Hawaiian Airlines, Ms. McKeating worked several years with a major Hawaiian law firm, after having practiced two years with a Southern California law firm. Ms. McKeating earned her Bachelor of Arts degree in anthropology from the University of Texas and her Juris Doctor degree from the University of Utah.

Ms. McKeating brings to the board vast experience in both the leasing and commercial aviation industry.

Class II Directors Whose Term Expires at the 2024 Annual Meeting (provided they are re-elected at the 2021 Annual Meeting):

Austin C. Willis

Director since: 2008 Senior Vice President, Corporate Development

Austin C. Willis was elected to the Board in December 2008. Mr. Willis was the founder of J.T. Power LLC, a privately held company engaged in the business of selling commercial jet turbine engine parts and leasing commercial aircraft. He served as J.T. Power's President from its founding in 2004 until 2012, when day-to-day management as President of J.T. Power was transitioned to another individual, with Mr. Willis continuing as Chief Executive Officer. This transition was implemented to facilitate Mr. Willis' enlistment in the U.S. armed forces in 2012, which enlistment the Board fully supported. In addition to his duties with J.T. Power and the U.S. armed forces, Mr. Willis has invested in commercial real estate in south Florida since 2013. Since 2006, Mr. Willis also owned and served as Chief Executive Officer of Aviation Management LLC, an aviation consulting firm, which Mr. Willis sold in 2014. From February 2016 until his deployment by the Special Forces of the U.S. Army in July 2016, Mr. Willis served as the Company’s Senior Vice President, Corporate Development, a position he resumed upon his return in April 2017. Mr. Willis holds a bachelor’s degree from the London School of Economics and Political Science, where he studied finance and industrial relations. He is the son of Charles F. Willis, IV.

Mr. Willis brings to the Board familiarity with the aviation industry generally, with a focus on the after‑market disposition of the aircraft engines and parts that comprise the Company’s engine portfolio.

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Robert J. Keady

Director since: 2015 Independent

Robert J. Keady was elected to the Board in February 2015. Mr. Keady founded and currently serves as the President of Eastern Aviation Consulting Group, LLC, a company that provides consulting services for several aerospace and aviation firms. Prior to Eastern Aviation Consulting Group, LLC, Mr. Keady spent 33 years at Pratt & Whitney Commercial Engines, where he served as Vice President, Business Development & Marketing, as well as in numerous other senior management positions. Eastern Aviation Consulting Group’s client list has included major aviation manufacturers as well as a diverse client base of maintenance, repair and operations companies and services providers. Mr. Keady received his Bachelor of Arts degree in Sociology from the University of Notre Dame and a Master of Science in Management from Purdue University.

Mr. Keady brings to the Board an in-depth understanding of and experience in the engine, airline, lessor and maintenance/repair industries.

Class III Directors Whose Term Expires at the 2022 Annual Meeting:

Charles F. Willis, IV

Director since: 1985 CEO and Chairman of the Board

Charles F. Willis, IV is the founder of Willis Lease, has served as Chief Executive Officer and a Director since our incorporation in 1985, served as President until July 2011, and has served as Chairman of the Board of Directors since 1996. Mr. Willis has over 45 years of experience in the aviation industry. From 1975 to 1985, Mr. Willis served as President of Willis Lease’s predecessor, Charles F. Willis Company, which purchased, financed and sold a variety of large commercial transport aircraft and provided consulting services to the aviation industry. During 1974, Mr. Willis operated a small business not involved in the aviation industry. From 1972 through 1973, Mr. Willis was Assistant Vice President of Sales at Seaboard World Airlines, a freight carrier. From 1965 through 1972, he held various positions at Alaska Airlines, including positions in the flight operations, sales and marketing departments.

As our founder and Chief Executive Officer, Mr. Willis brings to the Board significant senior leadership, sales and marketing, industry, technical and global experience, as well as a deep institutional knowledge of the Company, its operations and customer relations.

Hans Joerg Hunziker

Director since: 2006 Independent

Hans Joerg Hunziker previously served as one of our Directors from November 2000 until July 1, 2003. He was elected a Class II Director at the 2006 Annual Meeting. Since 2002, Mr. Hunziker has been the owner and CEO of AllJets AG (formerly known as HLF Aviation GmbH and Hunziker Lease & Finance), a company he founded in Switzerland that offers independent business consulting services to the aviation industry. From 1998 to 2002, he was the President and Chief Executive Officer of Flightlease AG Ltd., a public company involved in aircraft leasing as a subsidiary of SAirGroup whose headquarters are in Zurich, Switzerland. From 1996 to 1998, he was the Chief Financial Officer of SAirServices Ltd., a group of companies including aircraft maintenance and overhaul, ground handling services, information technology and real estate. From 1991 to 1996, he was Chief Financial Officer of Swissair Associated Companies Ltd., a group of 150 companies, primarily in the hotel, catering (Gate Gourmet) and trading business. Mr. Hunziker holds a master’s degree in Economics and Business Administration from the University of Zurich. He also received the equivalent of a doctoral degree from the University of Zurich, after successful completion of his thesis on Strategic Planning in the Airline Industry. In addition to previously serving as a Director of Willis Lease, he was Member and later Chairman of the Board of SRTechnics Group AG, Zürich.

Mr. Hunziker brings to the Board a high level of financial sophistication, broad international exposure and significant experience in commercial aviation and the aviation equipment leasing industry.

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PROPOSAL 1:  ELECTION OF TWO CLASS II DIRECTORS

Our Board is divided into three classes, each class having a three-year term that expires in successive years. At the Annual Meeting, two Directors will be elected in Class II, to serve a three-year term expiring at the 2024 Annual Meeting of Stockholders or until succeeded by another qualified Director who has been duly elected.

The Board of Directors proposes that Robert J. Keady and Austin C. Willis be re-elected as Directors in Class II for a three-year term expiring at the 2024 Annual Meeting or until their successor is duly elected and qualified or until such Director’s earlier death, resignation, disqualification or removal.

The proxy holders intend to vote all proxies received by them for the foregoing nominees, unless instructions to the contrary are marked on the proxy. In the event that any nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. As of the date of this proxy statement, the Board is not aware of any nominee who is unable or will decline to serve as a Director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES AS CLASS II DIRECTORS.

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EXECUTIVE OFFICERS OF THE COMPANY

Our current executive officers and their respective ages as of September 15, 2021 were as listed below.

Name	Age	Positions and Offices
Charles F. Willis, IV*	73	Chief Executive Officer
Brian R. Hole	44	President
Scott B. Flaherty	56	Senior Vice President and Chief Financial Officer
Dean M. Poulakidas	52	Senior Vice President, General Counsel and Corporate Secretary
Austin C. Willis*	41	Senior Vice President, Corporate Development

*	See business experience background under “Principal Occupations, Background and Qualifications of Director Nominees and Continuing Directors.”

Brian R. Hole

President

Brian R. Hole joined Willis Lease in August 2014 and was promoted to President on April 1, 2016. Prior to his appointment as President, he served as Senior Vice President & Chief Investment Officer. Formerly, Mr. Hole was Owner and President of Aviation Opportunity Management LLC, where he advised bank, private equity and alternative investment funds regarding investment in large commercial aircraft and engines. Prior to starting his own business, from 2008 to 2012, Mr. Hole served as an attorney for United Technologies Corporation, Pratt & Whitney Division, where he worked with the Commercial Engines Group in assisting with the next generation product family of engines, and specifically, on the partnership for the PW1100G engine on the Airbus A320neo family of aircraft and at IAE International Aero Engines, where he structured and negotiated engine sales and aftermarket programs as well as spare engine and aircraft financings. Mr. Hole earned his undergraduate degree from Georgetown University and a law degree, with high honors, from the University of Connecticut School of Law.

Scott B. Flaherty

Senior Vice President, Chief Financial Officer

Scott B. Flaherty joined Willis Lease in June 2016 and serves as our Senior Vice President and Chief Financial Officer. Prior to joining Willis Lease, Mr. Flaherty was Senior Vice President of Finance and Chief Financial Officer at Colt Defense LLC from 2009 until April of 2016. Prior to Colt Defense LLC, Mr. Flaherty was a Managing Director at Banc of America Securities LLC where he ran the origination effort, within the equity capital markets group, for various industries. Mr. Flaherty also was an investment banker at Credit Suisse First Boston. He worked as an engineer at the Pratt and Whitney division of the United Technologies Corporation for eight years. Mr. Flaherty earned his undergraduate degree from Worcester Polytechnic Institute and a Masters of Business Administration degree from the Leonard N. Stern School of Business at New York University.

Dean M. Poulakidas

Senior Vice President, General Counsel and Corporate Secretary

Dean M. Poulakidas joined Willis Lease in September 2011 and currently serves as our Senior Vice President, General Counsel and Corporate Secretary. Prior to his appointment as General Counsel, he served as Senior Counsel until March 31, 2013. Formerly, Mr. Poulakidas was Vice President and Corporate Counsel with International Lease Finance Corporation (ILFC), where he managed a wide variety of aviation transactions working with airlines, manufacturers, purchasers, financiers, service providers and aviation authorities in many jurisdictions. Prior to ILFC, he was a corporate attorney at Pillsbury Madison & Sutro, where his transactional experience included international and domestic joint ventures, mergers and acquisitions. Mr. Poulakidas earned his undergraduate degree from the University of California at Los Angeles, his masters degree from Columbia University and his law degree from the University of California’s Hastings College of the Law.

8	2021 WLFC Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of September 15, 2021 by: (i) each person who is known to us to own beneficially more than five percent of the outstanding shares of our common stock; (ii) each Director; (iii) each officer listed in the Summary Compensation Table; and (iv) all Directors and Executive Officers as a group. Unless specified below, the mailing address for each individual, officer or Director is c/o Corporate Secretary, Willis Lease Finance Corporation, 60 East Sir Francis Drake Boulevard, Suite 209, Larkspur, CA 94939. As of September 15, 2021, we had 6,629,512 shares of common stock, $0.01 par value, issued and outstanding.

	Common stock(1)
Name and Address of Beneficial Owner	Number of Shares		Percentage of Class
Charles F. Willis, IV	3,012,821	(2)	45.45%
Austin C. Willis	762,258	(3)	11.50%
Dean M. Poulakidas	100,350		1.51%
Scott B. Flaherty	94,783		1.43%
Brian R. Hole	88,170		1.33%
Robert J. Keady	25,779		*
Hans Joerg Hunziker	21,494		*
Rae Ann McKeating	7,250		*

All Directors, nominees and Executive Officers as a group (8 persons)	3,494,002		52.70%

Dimensional Fund Advisors LP	504,255	(4)	7.61%
Renaissance Technologies LLC	383,687	(5)	5.79%
M3 Partners, LP	341,849	(6)	5.16%

*	Less than one percent of our outstanding common stock.
(1)

Except as indicated in the footnotes to this table, the stockholders named in the table are known to us to have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable. With respect to restricted stock, individuals have voting power or are expected to have voting power within 60 days of September 15, 2021, but not investment power before such restricted stock vests. Of the shares listed above for Messrs. Charles Willis, Austin Willis, Hole, Flaherty, Keady, Hunziker and Ms. McKeating, 231,333 shares, 35,999 shares, 50,865 shares, 35,999 shares, 2,250 shares, 2,250 shares, and 7,250 shares, respectively, are unvested shares of restricted stock over which the respective stockholder has voting power but not investment power.

(2)

Includes 2,134,148 shares held by CFW Partners, L.P., a California limited partnership (“CFW Partners”), of which Charles F. Willis, IV, holds a one percent (1%) interest as sole general partner and an eighty percent (80%) interest as a limited partner. Austin C. Willis holds the remaining nineteen percent (19%) interest as a limited partner. Also includes (i) 6,818 shares held under an account in the name of Charlotte Montressor Willis, (ii) 584 shares held under an account in the name of Wilder Grace Willis 2016 Trust, and (iii) 871,271 shares held by Mr. Charles Willis in his individual capacity. Of the total number of shares of which Mr. Charles Willis is deemed to have beneficial ownership, he has (i) sole voting power over 871,271 shares, (ii) sole dispositive power over 639,938 shares, (iii) shared voting power over 2,141,550 shares, and (iv) shared dispositive power over 1,910,217 shares.

(3)

Consists of (i) Mr. Austin Willis’ 19% interest as a limited partner of CFW Partners which equates to 405,488 shares, (ii) 85,635 shares held by Mr. Austin Willis in his individual capacity, of which 43,569 shares are pledged, (iii) the following shares held by trusts over which Mr. Austin Willis is a trustee: (a) 8,692 shares held under an account in the name of Charles F. Willis V 2016 Trust, (b) 2,750 shares held under an account in the name of Charles F. Willis V 2019 Trust, (c) 2,750 shares held under an account in the name of Wilder Grace Willis 2019 Trust, (d) 2,750 shares held under an account in the name of Rooster A. Willis 2019 Trust, (e) 246,715 shares held under an account in the name of 2019 Willis Family Trust, of which 213,415 shares are held by CFW Partners, (f) 584 shares held under an account in the name of Justin Y. Brown 2014 Trust, (g) 484 shares held under an account in the name of Phoebe W. Brown 2014 Trust, (h) 2,750 shares held under an account in the name of Justin Y. Brown 2019 Trust, and (i) 2,750 shares held under an account in the name of Phoebe W. Brown 2019 Trust; and (iv) 910 shares held under an account in the name of Austin C. Willis Irrevocable Trust, whose trustee is Mary Willis. Of the total number of shares of which Mr. Austin Willis is deemed to have beneficial ownership, he has (i) sole voting power over 101,363 shares, (ii) sole dispositive power over 65,364 shares, (iii) shared voting power over 660,895 shares, and (iv) shared dispositive power over 0 shares.

(4)

Based on Schedule 13G/A filed by Dimensional Fund Advisors LP with the SEC on February 16, 2021. According to its Schedule 13G/A, Dimensional Fund Advisors LP reported having sole voting power over 502,158 shares and sole dispositive power over 504,255 shares. Dimensional Fund Advisors LP’s mailing address is Building One, 6300 Bee Cave Rd., Austin, TX 78746.

(5)

Based on Schedule 13G filed by Renaissance Technologies LLC (“RTC”) with the Securities and Exchange Commission on February 11, 2021. According to its Schedule 13G/A, RTC reported having sole voting power over 383,687 shares and sole dispositive power over 383,687 shares and Renaissance Technologies Holding Corporation, as majority owner of RTC, has beneficial ownership of 383,687 shares beneficially owned by RTC. RTC's mailing address is 800 Third Avenue, New York, NY 10022.

2021 WLFC Proxy Statement	9

(6)

Based on Schedule 13G filed by M3 Partners, LP with the SEC on April 1, 2021. According to its Schedule 13G, M3 Partners, LP reported having shared voting power over 341,849 shares and shared dispositive power over 341,849 shares. M3 Partners, LP's mailing address is 10 Exchange Place, Suite 510, Salt Lake City, UT 84111.

EXECUTIVE COMPENSATION

The following table sets forth certain information with respect to the compensation of our Chief Executive Officer and the two most highly compensated executive officers other than our Chief Executive Officer (the “NEOs”), based on total compensation for their services with us in all capacities.

Summary Compensation Table for Fiscal Year 2020

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Grants ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Charles F. Willis, IV	2020	971,200	—	4,746,960	—	3,262,234	306,225	(2)	9,286,669
Chief Executive Officer	2019	1,050,000	—	5,794,620	—	3,580,231	259,287		10,684,138

Brian R. Hole	2020	348,600	—	933,777	—	1,150,753	34,065	(3)	2,467,195
President	2019	435,750	—	1,070,745	—	1,262,926	19,556		2,788,977

Scott B. Flaherty	2020	312,900	—	662,076	—	607,591	51,862	(4)	1,634,429
Senior Vice President and Chief Financial Officer	2019	391,125	—	755,820	—	666,818	164,214		1,977,977

(1)

The amounts in this column represent the grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 as discussed in Note 13 - Stock-Based Compensation Plans - in our annual report on Form 10-K for the fiscal year 2020 filed with the SEC. For 2020, the grant date fair value represents restricted stock awards granted in 2021, subject to time-based vesting conditions, due to achievement of 2020 performance goals as well as awards granted in 2020 subject to time-based vesting conditions. Based upon the probable outcome of the 2021 performance conditions of applicable awards, the grant date fair value reflected in the column above is $1,896,960, $373,152 and $264,576 for Messrs. Willis, Hole and Flaherty, respectively. See “2020 Equity Awards” below for more information about those awards. For 2019, such amounts reflect equity awards granted in 2020 with respect to achievement of 2019 performance goals, consistent with our prior method of accounting for these awards.

(2)

Includes (i) a 401(k) matching contribution in the amount of $13,000, (ii) $12,360 for the allocated cost of Mr. Charles Willis’ participation in a group life, disability and accidental death and dismemberment policy that covers certain of the Company’s executive officers, and the following perquisites:

•	$25,016 for spousal travel. This amount is based on the actual cost to the Company.
•	$18,475 for personal use of a company car. This amount was calculated as a proration of total fuel costs and highway tolls (based on personal use as a percentage of total use).
•	$99,985 moving reimbursements benefits paid to or on behalf of Mr. Charles Willis in connection with his relocation to the United Kingdom.
•

$29,902 for personal use of the Company's plane (based on the Standard Industry Fair Level ("SIFL") rate which is determined by calculating for each leg of a trip the IRS multiplier for 0-500 miles, 501-1500 miles and 1500+ miles at a rate of 0.2344, 0.1787 and 0.1718, respectively, multiplied by the number of nautical miles, multiplied by the aircraft multiple at a rate of 400% and then adding the terminal charge in the amount of $42.84, then multiplying the total amount by the number of passengers).

•	$107,487 for tax reimbursements with respect to the items listed above.
•	In addition, Mr. Charles Willis had guests accompany him on the Company’s plane on business trips during 2019, with no or de minimis incremental costs.
(3)

Includes (i) a 401(k) matching contribution in the amount of $9,750, (ii) $2,978 for the allocated cost of Mr. Hole’s participation in a group life, disability, and accidental death and dismemberment policy that covers certain of the Company’s executive officers, (iii) $11,703 for personal use of a company car which was calculated as a proration of total fuel costs and highway tolls (based on personal use as a percentage of total use), (iv) $722 for personal use of a Company club membership (based on personal usage), (v) $8,081 for personal use of the Company's plane (based on the SIFL rate which is determined by calculating for each leg of a trip the IRS multiplier for 0-500 miles, 501-1500 miles and 1500+ miles at a rate of 0.2344, 0.1787 and 0.1718, respectively, multiplied by the number of nautical miles, multiplied by the aircraft multiple at a rate of 400% and then adding the terminal charge in the amount of $42.84, then multiplying the total amount by the number of passengers), and (vi) $831 for tax reimbursements with respect to the foregoing items.

10	2021 WLFC Proxy Statement

(4)

Includes (i) a 401(k) matching contribution in the amount of $13,000, (ii) $2,334 for the allocated cost of Mr. Flaherty's participation in a group life, disability, and accidental death and dismemberment policy that covers certain of the Company's executive officers, (iii) $9,684 for personal use of a company car which was calculated as a proration of total fuel costs and highway tolls (based on personal use as a percentage of total use), (iv) $22,453 for membership dues associated with a club membership and personal use of such membership, (v) $3,868 for use of the Company's plane (based on the SIFL rate which is determined by calculating for each leg of a trip the IRS multiplier for 0-500 miles, 501-1500 miles and 1500+ miles at a rate of 0.2344, 0.1787 and 0.1718, respectively, multiplied by the number of nautical miles, multiplied by the aircraft multiple at a rate of 400% and then adding the terminal charge in the amount of $42.84, then multiplying the total amount by the number of passengers) and (vi) $523 for tax reimbursements with respect to the foregoing items.

2020 Incentive Plan

The Compensation Committee established an incentive plan for 2020 based upon both the performance of the Company’s various business areas in relation to applicable bonus performance metrics and the Company’s actual pre-bonus, pre-tax income. The bonus pool was established at 15% of pre-bonus, pre-tax earnings. Under the incentive plan, participants were entitled to 70% based on the achievement of Company and relevant business performance targets and to 30% based on an assessment of each individual’s contributions. Participation in the incentive pool is based upon a NEO’s target bonus amount (which was 100%, 85% and 50% of the annual base salary of Messrs. Willis, Hole and Flaherty, respectively) as a percentage of the aggregate target bonus amount of the Company’s employee base and the overall incentive pool. No cash incentives would be paid under the plan if the Company did not achieve either 70% of budgeted full year pre-bonus, pre-tax income of $63.54 million or $24.64 million of first half of the year earnings before tax. In the 2020 calendar year, no cash bonus was earned by the NEOs under the 2020 Incentive Plan.

2020 Equity Awards

The Compensation Committee established an equity award grant structure which awards a combination of time-based vesting restricted stock and target performance shares. Each NEO was eligible to be granted a range of performance shares based on achievement of a minimum, target or maximum goal. The Committee determined that a portion of the performance shares for the NEOs would be based on pre-tax return on average assets (income before taxes, as adjusted for non-budgeted and unusual items, divided by average adjusted assets over the period) for the one-year period ending December 31, 2019. If the Company’s adjusted pre-tax return on average assets for fiscal year 2019 achieved 2.1%, 2.6% or 3.1%, each NEO would receive 50%, 100% or 200% of their target number of related performance shares. Our fiscal year 2019 adjusted pre-tax return on average assets exceeded 3.1%. In addition, a portion of each NEO’s performance shares would be based upon 2019 stock price performance with target stock price goals of $38.15, $40.0 and $41.87 which if attained at year-end 2019 or at an average closing price through the fourth quarter of 2019 each NEO would receive 50%, 100% or 200% of their target number of related performance shares respectively. The company’s share price was in excess of $41.87 at year-end 2019.

The performance shares related to the achievement of return on assets targets are subject to additional vesting over a three year period and those related to achieving share price targets are subject to a one year vesting. As a result of the Company’s performance on the two measures, the Compensation Committee determined the maximum number of performance shares had been earned and formally issued them, subject to vesting conditions, on April 1, 2020:

Executive	Restricted Stock	Target Performance Shares	Earned Performance Shares	Total Restricted Shares Granted on April 1, 2020
Charles F. Willis, IV	44,000	54,000	108,000	152,000
Brian R. Hole	7,500	11,200	22,400	29,900
Scott B. Flaherty	5,200	8,000	16,000	21,200

2021 Equity Awards

The Compensation Committee established an equity award grant structure which awards a combination of time-based vesting restricted stock and target performance shares. Each NEO was eligible to be granted a range of performance shares based on achievement of a minimum, target or maximum goal. For the awards to be issued in early 2021, the Committee determined that the performance shares for the NEOs would be based on liquidity (defined as non-restricted cash plus revolving credit facility availability) as of December 31, 2020. If the Company’s liquidity for fiscal year 2020 achieved $45 million, $60 million or $75 million, each NEO would receive 57%, 100% or 143% of their target number of related performance shares. Our liquidity as of December 31, 2020 exceeded $75 million.

2021 WLFC Proxy Statement	11

The performance shares related to the achievement of liquidity targets are subject to additional vesting over a one year period. As a result of the Company’s performance, the Compensation Committee determined the maximum number of performance shares had been earned and formally issued them, subject to vesting conditions, on April 1, 2021:

Executive	Restricted Stock	Target Performance Shares	Earned Performance Shares	Total Restricted Shares Granted on April 1, 2021
Charles F. Willis, IV	28,800	63,840	91,200	120,000
Brian R. Hole	11,960	12,558	17,940	29,900
Scott B. Flaherty	8,480	8,904	12,720	21,200

Outstanding Equity Awards at Fiscal 2020 Year‑End

	Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Option Exercise Price ($)	Option Expiration Date	Award Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Charles F. Willis, IV	—	—	—	4/1/2018	40,000	(1)	$1,218,400	—	$—
	—	—	—	4/1/2019	92,000	(1)	$2,802,320	—	$—
	—	—	—	4/1/2020	98,000	(1)	$3,985,080	—	$—
	—	—	—	4/1/2020	54,000	(2)	$1,644,840	—	$—
	—	—	—	4/1/2021	—	(2)	$—	91,200	$2,777,952
	—	—	—	4/1/2021	—	(1)(3)	$—	60,800	$1,851,968
Brian R. Hole	—	—	—	4/1/2018	7,999	(1)	$243,650	—	$—
	—	—	—	4/1/2019	16,999	(1)	$517,790	—	$—
	—	—	—	4/1/2020	18,700	(1)	$569,602	—	$—
	—	—	—	4/1/2020	11,200	(2)	$341,152	—	$—
	—	—	—	4/1/2021	—	(2)	$—	17,940	$546,452
	—	—	—	4/1/2021	—	(1)	$—	11,960	$364,302
Scott B. Flaherty	—	—	—	3/30/2018	3,333	(1)	$101,523	—	$—
	—	—	—	4/1/2018	5,499	(1)	$167,500	—	$—
	—	—	—	4/1/2019	12,000	(1)	$365,520	—	$—
	—	—	—	4/1/2020	13,200	(1)	$402,072	—	$—
	—	—	—	4/1/2020	8,000	(2)	$243,680	—	$—
	—	—	—	4/1/2021	—	(2)	$—	12,720	$387,451
	—	—	—	4/1/2021	—	(1)	$—	8,480	$258,301

(1)	Shares of restricted stock vest in three equal annual installments on each anniversary of the grant date. The number listed reflects the remaining number of shares to vest over the remaining period.
(2)	Shares of restricted stock vest on the one year anniversary of the grant date.
(3)

Although Mr. Willis was contractually entitled to receive 60,800 shares, he agreed to reduce his number of shares granted to 28,800 in order to allow more shares to be available for grant to employees under the 2018 Incentive Plan.

12	2021 WLFC Proxy Statement

Employment Agreements and Severance Payments

Employment agreements have been entered into with Messrs. Charles Willis, Hole and Flaherty. These agreements provide for base salary (subject to increase but not decrease unless part of a salary reduction program affecting all senior executive officers), bonus compensation (as described above) and certain benefits. As described in detail below, the employment contracts specify certain severance benefits to be paid in the event of an involuntary termination.

Employment contracts for Messrs. Charles Willis, Hole and Flaherty specify certain severance benefits to be paid in the event of an “Involuntary Termination” (i.e., termination of employment by the Company without cause or resignation by the employee for good reason) and, in the case of Messrs. Hole and Flaherty, specified severance benefits in the event of an Involuntary Termination within 18 months following a change of control (a “Change of Control Termination”).

The maximum of these benefits payable to Mr. Charles Willis would represent (i) three times his base salary, plus (ii) a prorated portion of his annual incentives accrued during the year of termination, plus (iii) three times the average annual incentives he earned during the three years prior to his Involuntary Termination, plus (iv) distribution of unpaid deferred compensation, immediate vesting of all stock options and restricted stock, continued payment for three years for club memberships (if any) and continued coverage for three years under the Company’s employee group benefit plans. Additionally, in the event Mr. Charles Willis is terminated with less than the one year’s notice required by his contract, he is entitled to a lump sum payment equal to his annual base salary prorated for the portion of the year for which he did not receive notice. Upon a change of control, Mr. Charles Willis is entitled to immediate vesting of all stock options and restricted stock, whether or not his employment is terminated. In the event that Mr. Charles Willis voluntarily retires, he is entitled to purchase or assume the lease for his company car, to continued payment for his club memberships (if any) and financial planning services (if any) in accordance with his contract, and to continued coverage under the Company’s employee group benefit plans for one year following his retirement. Since 2019, Mr. Charles Willis did not request any reimbursement for financial, tax and estate planning services.

The maximum of these severance benefits payable to Mr. Hole would represent (i) six months of his base salary for an Involuntary Termination or one year’s salary for a Change of Control Termination, plus (ii) payment of any vested annual incentives due as of his termination for an Involuntary Termination or Change of Control Termination, plus (iii) only in the case of a Change of Control Termination, the average annual incentives he earned during the two years prior to his termination. In addition, he is entitled to immediate vesting of all stock options and restricted stock scheduled to vest during the two years following the termination date, and continued coverage under the Company’s employee group benefit plans for six months following an Involuntary Termination, or for one year following a Change of Control Termination. Additionally, in the event Mr. Hole is terminated with less than the six months’ notice required by his contract, he is entitled to a lump sum payment equal to six months of his annual base salary.

The maximum of these severance benefits payable to Mr. Flaherty would represent (i) six months of his base salary for an Involuntary Termination or one year’s base salary for a Change of Control Termination, plus (ii) payment of any vested annual incentives due as of his termination for an Involuntary Termination or Change of Control Termination, plus (iii) only in the case of a Change of Control Termination, the average annual incentives he earned during the two years prior to his termination. In addition, he is entitled to immediate vesting of all stock options and restricted stock scheduled to vest during the two years following the termination date, and continued coverage under the Company’s employee group benefit plans for six months following an Involuntary Termination, or for one year following a Change of Control Termination. Additionally, in the event Mr. Flaherty is terminated with less than the six month’s notice required by his contract, he is entitled to a lump sum payment equal to six months of his annual base salary.

If any of these payments or benefits would constitute a “parachute payment” within the meaning of Section 280G of the Internal Revenue Code, as amended, and would be subject to the Excise Tax imposed by Section 4999 of the Internal Revenue Code, the employment contracts of each of Messrs. Charles Willis, Hole and Flaherty stipulate that payments to each of them will be reduced, to the extent necessary, so that no portion of the payments would be subject to the Excise Tax. This reduction shall only occur if the after‑tax net present value of the payments, as so reduced, is greater than or equal to the after‑tax present value of such payments without such reduction.

Other than as described above, if a NEO ceases to be employed by us because of his or her resignation or retirement (other than for reasons constituting a constructive termination under his or her employment agreement), no severance payments are owed by us.

2021 WLFC Proxy Statement	13

Director Compensation

The following table summarizes compensation for 2020 by individual non-employee Directors.

Director Compensation for Fiscal Year Ended 2020

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	All Other Compensation ($)	Total ($)
Hans Joerg Hunziker(3)	$88,128	$75,375	—	—	$163,503
Robert J. Keady	$85,313	$75,375	—	—	$160,688
Rae Ann McKeating(4)	$51,292	$171,375	—	—	$222,667
Robert T. Morris(5)	$34,021	$—	—	—	$34,021

(1)

Mr. Hunziker and Mr. Keady received quarterly payments of $21,271 for the first, third and fourth quarter of 2020 ($63,813 for the year). Ms. McKeating received quarterly payments of $21,271 for the third and fourth quarter of 2020 ($42,542 for the year) and Mr. Morris received a quarterly payment of $21,271 for the first quarter of 2020 as well as an additional $4,375 quarterly payment for the first and second quarters of 2020 ($8,750 for the year) for his services as the chair of the Audit Committee. For services as chair of the Audit Committee and Compensation Committee, respectfully, Mr. Hunziker and Ms. McKeating received an additional $4,375 quarterly payment ($17,500 for the year for Mr. Hunziker and $8,750 for the year for Ms. McKeating). Mr. Keady also received an additional $4,375 quarterly payment ($17,500 for the year) for his services as chair of independent committees of the Board. Mr. Hunziker, Mr. Keady and Mr. Morris each also received an additional payment of $4,000 for service on an independent committee established by the Board of Directors to review and negotiate a proposal from our Chief Executive Officer and other parties to acquire the Company pursuant to a merger.

(2)	The amounts in this column represent the grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.
(3)

The Compensation Committee agreed to allow the compensation of European Directors to be adjusted based on the U.S. dollar exchange rate in effect on their first election to the Board, effective January 1, 2008. Effective January 1, 2020, the restricted stock portion of the compensation of European Directors will no longer be adjusted and the cash portion of their compensation will be adjusted based on the U.S. dollar exchange rate as of December 31st for the prior year. This adjustment totaled $2,815 in 2020.

(4)

Ms. McKeating received a grant of 5,000 shares of restricted stock upon her election to the Board in accordance with the 2018 Incentive Plan, which shares vest in four equal annual installments on each anniversary of the grant date.

(5)	Mr. Morris ceased serving on the Board of Directors in July 2020.

The unvested restricted stock held by each non-employee Director was as follows as of December 31, 2020: Mr. Hunziker, 2,250; Ms. McKeating 7,250; Mr. Keady, 2,250. Beginning in 2019, it has been the Board’s policy that each non-employee Director who is to continue to serve as an independent Director is granted annually 3,000 shares of restricted stock under the 2018 Incentive Plan. Each annual restricted stock grant vests in one installment on the recipients’ completion of one year of Board service, measured from the grant date. In light of the global pandemic, in 2020, the Board of Directors instead awarded each non-employee Director 2,250 shares.

14	2021 WLFC Proxy Statement

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors (the “Audit Committee”) oversees our accounting function, internal controls and financial reporting process on behalf of the Board of Directors. The Audit Committee is composed of three Directors, each of whom is independent as defined by the Nasdaq listing standards and operates pursuant to the Audit Committee Charter.

The Audit Committee reviews our financial reporting process on behalf of the Board. Management has primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements and for the public reporting process. KPMG LLP (“KPMG”), the Company’s independent registered public accounting firm for 2020, is responsible for expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles and on the Company’s internal control over financial reporting.

In this context, the Audit Committee has reviewed and discussed with management and KPMG the audited financial statements for the year ended December 31, 2020 and KPMG’s evaluation of the Company’s internal control over financial reporting. The Audit Committee discussed with KPMG the matters that are required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. KPMG provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with KPMG that firm’s independence. The Audit Committee concluded that KPMG’s provision of audit and non‑audit services to the Company is compatible with KPMG’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to our Board that the audited financial statements for the year ended December 31, 2020 be included in our Annual Report on Form 10‑K for 2020 for filing with the Securities and Exchange Commission. This report is provided by the following independent Directors, who comprise the Audit Committee:

Hans Joerg Hunziker, Committee Chair
Robert J. Keady Rae Ann McKeating

PROPOSAL 2:  APPROVAL OF 2021 INCENTIVE STOCK PLAN (AMENDMENT AND RESTATEMENT OF 2018 INCENTIVE STOCK PLAN)

General

We are asking stockholders to approve our 2021 Incentive Stock Plan (the “2021 Incentive Plan”), which amends and restates our current Incentive Stock Plan to increase the number of shares reserved for issuance under the 2021 Incentive Plan by 1,000,000 shares. 295,846 shares of common stock were available for future grants of equity awards under the Incentive Plan as of December 31, 2020. In addition, we expect to grant under the 2021 Incentive Plan shares of restricted stock to our Directors on the date of the Company’s Annual Meeting of Stockholders as described above in Director Compensation. Our Board believes that we currently have an insufficient number of shares available for additional future stock‑settled awards, which we rely on to link employee and executive compensation to stockholder returns as well as to attract and retain key individuals. Accordingly, our Board approved the 2021 Incentive Plan on October 1, 2021, subject to shareholder approval at the Annual Meeting, in order to have sufficient shares available for future awards. If the 2021 Incentive Plan is approved by shareholders, we expect the pool of shares that may be issued under the 2021 Incentive Plan as described below under “Stock Subject to the 2021 Incentive Plan” to last approximately three to four years based on our recent three‑year average usage of equity.  We are also asking stockholders to approve amendments to (i) change the non-employee Directors’ annual award of restricted stock from being equal in value to fifty percent of each such Director’s annual fee to an annual award fixed at 3,000 shares that vest on the first anniversary of grant and (ii) set the expiration date of the 2021 Incentive Stock Plan as May 25, 2026, which is a three-year extension of the expiration date of our current Incentive Stock Plan.

The following is a summary of the principal provisions of the 2021 Incentive Plan, as proposed to be amended and restated. This summary does not purport to be a complete description of all of the provisions of the 2021 Incentive Plan. It is qualified in its entirety by reference to the full text of the 2021 Incentive Plan, a copy of which attached to this proxy statement as Annex A, and any stockholder who wishes to obtain a copy of the 2021 Incentive Plan may do so by written request to the Corporate Secretary at the Company’s office in Larkspur, California.

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Purpose of the Amendments

The 2021 Incentive Plan will provide the Company with the continued ability to provide equity‑based and cash‑based compensation to eligible employees, Directors and consultants, thereby aligning their interests with those of the stockholders to increase the Company’s value over the long‑term. In addition, the Company believes that the change to the non-employee Directors’ annual award of restricted stock to a fixed amount of 3,000 shares that vest on the first anniversary of grant is appropriate to further align the independent Directors’ compensation with the business performance of the Company, as reflected in the Company’s stock price performance, as well as the compensation of senior management.

If stockholders approve the 2021 Incentive Plan, the Company will use the additional shares under the 2021 Incentive Plan to compensate eligible employees, Directors and consultants. If the required votes to approve the 2021 Incentive Plan are not obtained, the 2021 Incentive Plan will not become effective and the Company will continue to make grants of awards to the extent available pursuant to the terms of the Incentive Plan as currently in effect and subject to applicable law, and the expiration of the Incentive Plan will remain May 25, 2023.

Summary of the Key Terms of the 2021 Incentive Plan

Eligibility.  All employees, Directors and consultants of the Company or of any parent or any subsidiary of the Company are eligible to receive awards under the 2021 Incentive Plan (each employee, Director or consultant who receives such an award, a “Participant”). As of September 15, 2021, there were approximately 227 employees, 3 independent Directors and 17 consultants who were eligible to participate in the 2021 Incentive Plan. Participants receive grants of awards at the discretion of the Board or Compensation Committee as compensation for their services to the Company.

Types of Awards.  The types of awards that are available for grant under the 2021 Incentive Plan are:

•	incentive stock options;
•	non‑qualified stock options;
•	restricted stock bonuses;
•	restricted stock purchase rights;
•	stock appreciation rights;
•	phantom stock units;
•	restricted stock units;
•	performance share bonuses;
•	performance share units;
•	stapled stock appreciation rights; and
•	cash incentives.

Administration of the 2021 Incentive Plan.  The Board shall administer the 2021 Incentive Plan unless and until the Board delegates administration to a committee (the “Committee”). The Board has the power and authority to, among other things: (i) designate eligible participants in the 2021 Incentive Plan, (ii) determine the type(s), number, terms and conditions of awards, as well as the timing and manner of grant, (iii) interpret the 2021 Incentive Plan, and establish, amend and revoke rules and regulations to administer the 2021 Incentive Plan, (iv) amend the 2021 Incentive Plan or any award granted pursuant thereto and (v) exercise such powers and perform such acts as the Board deems necessary, desirable or expedient to promote the best interests of the Company that are not in conflict with the provisions of the 2021 Incentive Plan. If the Board delegates administration to the Committee, the Committee may exercise, in connection with the administration of the 2021 Incentive Plan, any of the powers and authority granted to the Board under the 2021

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Incentive Plan. The Committee may delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise, subject to such resolutions as may be adopted from time to time by the Board. The Board (references in this summary to the Board shall hereafter be to the Committee or the subcommittee, as applicable) may revoke the delegation to the Committee at any time and assume the administration of the 2021 Incentive Plan.

Stock Subject to the 2021 Incentive Plan.  The maximum aggregate number of shares of our common stock that may be issued pursuant to stock awards under the 2021 Incentive Plan would be 1,000,000 shares, plus those shares of common stock remaining available for grant under the Incentive Plan as of the date of the amendment and restatement of the Incentive Plan (the “Share Reserve”). Any stock award will reduce the Share Reserve by one share. To the extent that a distribution pursuant to a stock award is made in cash, the Share Reserve will be reduced by the number of shares of common stock subject to the redeemed or exercised portion of such stock award. Shares of common stock covered by stock awards that expire, are cancelled, terminate, or are reacquired by us prior to vesting will revert to or be added to the Share Reserve and become available for issuance under the 2021 Incentive Plan. Shares of common stock tendered in payment of an option exercise price, delivered or withheld by the Company to satisfy any tax withholding obligation, or covered by a stock‑settled stock appreciation right or other awards that were not issued upon the settlement of the award will not again be available for issuance under the 2021 Incentive Plan.

Other Share Limits.  The maximum aggregate number of shares of common stock that may be issued pursuant to incentive stock options under the 2021 Incentive Plan is 1,000,000 shares.

Fair Market Value.  Generally, fair market value of the Company’s common stock will be the closing sales price of the Company’s common stock on any established stock exchange (including the Nasdaq Stock Market) or on the Nasdaq SmallCap Market (if applicable) on the date of determination. On September 15, 2021, the closing price of the Company’s common stock on Nasdaq was $37.39.

Terms and Conditions of Options.  The 2021 Incentive Plan provides that options must have an exercise price that is at least equal to 100% of the fair market value of our common stock on the date the option is granted. To the extent permitted in his or her option agreement and to the extent permitted by law, an option holder may exercise an option by payment of the exercise price in a number of different ways, including: (i) in cash or by check at the time the option is exercised, or (ii) in the discretion of the Board: (1) by delivery to the Company of other common stock, (2) pursuant to a “same day sale” program to the extent permitted by law, (3) by any other form of consideration permitted by law, or (4) by some combination of the foregoing. Unless there is a provision to the contrary in the individual optionholder’s stock award agreement, payment for common stock pursuant to an option may only be made in the form of cash, check or pursuant to a “same day sale” program. The vesting of options generally will be determined by the Board.

If an optionholder’s continuous service terminates for any reason other than disability, death or misconduct he or she will generally have three months from the date of such termination to exercise his or her options (to the extent that the optionholder was entitled to exercise such options as of the date of such termination), unless his or her option agreement provides otherwise. If an optionholder’s continuous service terminates as a result of disability or death, he or she will generally have twelve months in the case of disability and eighteen months in the case of death for his or her estate to exercise his or her options (to the extent that the optionholder was entitled to exercise such options as of the date of such termination), unless his or her option agreement provides otherwise. If an optionholder’s continuous service is terminated for misconduct, his or her option will immediately terminate, unless his or her option agreement provides otherwise. However, in no event may the optionholder exercise an option past the expiration of its term as set forth in the option agreement. The term of each option granted under the 2021 Incentive Plan will generally be ten years from the date of grant.

Automatic Awards to Non‑Employee Directors.  The 2021 Incentive Plan provides that in addition to any other awards that non‑employee Directors may be granted, non‑employee Directors will automatically be granted restricted stock as follows:

•	An initial award to a new, non-employee Director, of 5,000 shares of restricted stock. Such shares will vest over a four year period.
•	As amended, the annual award of restricted stock will be 3,000 shares, granted the day after the Annual Meeting of Stockholders and vesting on the first anniversary of grant.

Terms and Conditions of Restricted Stock Bonuses and Performance Share Bonuses.  Restricted stock bonuses and performance share bonuses are grants of shares of common stock not requiring the payment of any monetary

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consideration by a Participant (except as may be required by the General Corporation Law of the State of Delaware). The vesting of restricted stock bonuses may be based on a Participant’s continuous service or the achievement of performance criteria. The vesting of performance share bonuses will always be based on the achievement of performance criteria. Restricted stock bonuses that vest based solely on a Participant’s continuous service will not fully vest in less than two years. Restricted stock bonuses that vest based solely on a Participant’s performance will not fully vest in less than one year. In the event a Participant’s continuous service terminates, all unvested shares under these awards shall be reacquired by us at no cost to us.

Terms and Conditions of Restricted Stock Purchase Rights.  Restricted stock purchase rights entitle a Participant to purchase shares of common stock that are subject to restrictions determined by the Board. The purchase price is determined by the Board and will not be less than 100% of the fair market value per share of common stock on the date the stock award is made or at the time the purchase is consummated. The purchase price of common stock acquired pursuant to a restricted stock purchase right will be paid by a Participant either in cash or by check at the time of purchase, or at the discretion of the Board, according to a deferred payment or other similar arrangement to the extent permitted by law. The Board shall determine the criteria under which shares of common stock under a restricted stock purchase right agreement may vest.

Terms and Conditions of Stock Appreciation Rights.  The Board may grant stock appreciation rights independently of or in connection with an option grant. The base price per share of a stock appreciation right will be at least 100% of the fair market value per share of underlying common stock on the date of grant. Each stock appreciation right entitles a Participant upon redemption to an amount equal to (a) the excess of (1) the fair market value on the redemption date of one share of common stock over (2) the base price, times (b) the number of shares of common stock covered by the stock appreciation right being redeemed. To the extent a stock appreciation right is granted concurrently with an option grant, the redemption of the stock appreciation right will proportionately reduce the number of shares of common stock subject to the concurrently granted option. Stock appreciation rights may be paid in shares of common stock, cash or a combination thereof in the Board’s discretion.

Terms and Conditions of Phantom Stock Units.  A phantom stock unit is the right to receive the value of one share of common stock, redeemable upon terms and conditions set by the Board. Distributions upon redemption of phantom stock units may be in shares of common stock valued at fair market value on the date of redemption or in cash, or a combination of both, as determined by the Board in its sole discretion.

Terms and Conditions of Restricted Stock Units and Performance Share Units.  The Board also may award restricted stock units and performance share units, both of which entitle a Participant to receive one share of common stock per unit at the time the unit vests or the value thereof. Holders of restricted stock units or performance share units are not entitled to dividend equivalents unless provided by the Board at the time of grant. The Board has discretion to provide that a Participant pay for restricted stock units or performance share units with cash or other consideration permissible by law. The vesting of restricted stock units may be based on a Participant’s continuous service or the achievement of performance criteria. The vesting of performance share units will be based on the achievement of performance criteria. Restricted stock units that vest based solely on the achievement of performance criteria will not vest fully in less than one year. In the event a Participant’s continuous service terminates, the unvested portion of any restricted stock unit or performance share unit will expire immediately. To the extent permitted by the Board in a restricted stock unit or performance share unit agreement, a Participant may elect to defer receipt of the shares of common stock or the value thereof otherwise deliverable upon the vesting of such restricted stock units or performance share units if such election complies with the procedures established by applicable law.

Terms and Conditions of Cash Awards.  The Board also may grant cash awards and the vesting of such cash awards may be based on the achievement of performance criteria.

Performance Criteria.  Performance criteria under the 2021 Incentive Plan may include, among other criteria: (i) earnings; (ii) net income; (iii) operating income; (iv) operating profit; (v) cash flow; (vi) stockholder returns; (vii) return measures; (viii) earnings before or after either (or any combination of) interest, taxes, depreciation or amortization, (ix) gross revenues, (x) common stock share price, (xi) reductions in expense levels in each case, where applicable, determined either on a Company‑wide basis or in respect of any one or more business units; (xii) market share, (xiii) annual net income to common stock; (xiv) earnings per share; (xv) annual cash flow provided by operations; (xvi) changes in annual revenues; (xvii) strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, objectively identified project milestones, cost targets and goals relating to acquisitions or divestitures; (xviii) sales; (xix) costs; (xx) results of customer

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satisfaction surveys; (xxi) service reliability; (xxii) operating and maintenance cost management; and/or (xxiii) achievement of business or operational goals such as market share and/or business development.

Adjustment.  The maximum number of shares of common stock subject to the 2021 Incentive Plan, the maximum number of shares of common stock that can be granted to an employee during any fiscal year pursuant to incentive stock options, non‑qualified stock options, or stock appreciation rights, and the number of securities or other property and exercise or base price of securities or other property subject to outstanding stock awards, will be appropriately and proportionally adjusted by the Board on account of mergers, consolidations, reorganizations, recapitalizations, reincorporations, stock splits, spin‑offs, stock dividends, extraordinary dividends and distributions, liquidating dividends, combinations or exchanges of shares, changes in corporate structure or other transactions in which the Company does not receive any consideration (except that conversion of convertible securities of the Company shall not be treated as a transaction in which the Company does not receive any consideration). Subject to any required action by the stockholders, the Board shall make such adjustments and the Board’s determinations with respect to any adjustment will be final, binding and conclusive.

Effect of Change of Control.  In the event of a Change of Control (as defined below), other than a dissolution or liquidation of the Company, the Board or the board of directors of any surviving entity or acquiring entity may provide or require that the surviving or acquiring entity (a) assume or continue all or any part of the awards outstanding under the Incentive Plan or (b) substitute substantially equivalent awards for those outstanding under the 2021 Incentive Plan. If the outstanding awards will not be so continued, assumed or substituted, then with respect to stock awards held by Participants whose continuous service has not terminated, the Board in its discretion may (1) provide for payment of a cash amount in exchange for the cancellation of the stock awards, (2) continue the stock awards, or (3) terminate the stock awards upon the consummation of the Change of Control, but only if Participants have been permitted to exercise or redeem any portion of (including, at the discretion of the Board, any unvested portion of) any option, stock appreciation right, phantom stock unit, restricted stock unit or performance share unit at or prior to the Change of Control. In the event of a Change of Control involving dissolution or liquidation of the Company, all outstanding stock awards will terminate immediately prior to such dissolution or liquidation.

“Change of Control” means the occurrence of any of the following: (a) the sale, exchange, lease or other disposition of all or substantially all of the assets of the Company to a person or group of related persons, as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Securities and Exchange Act of 1934; (b) a merger, consolidation or similar transaction involving the Company; (c) any person or group is or becomes the beneficial owner (as defined in Rule 13d‑3 promulgated under the Securities Exchange Act of 1934), directly or indirectly, of more than 50% of the total voting power of the voting stock of the Company, including by way of merger, consolidation or otherwise, (d) a change in the composition of the Board occurring within a two‑year period, as a result of which fewer than a majority of the Directors are either (i) Directors of the Company as of the date the Plan first becomes effective, or (ii) elected, or nominated for election, to the Board with the affirmative votes of at least a majority of those Directors whose election or nomination was not in connection with any transaction described above or in connection with an actual or threatened proxy contest relating to the election of Directors to the Company or (e) a dissolution or liquidation of the Company.

Amendment and Termination of the 2021 Incentive Plan.  The Board may amend, suspend or terminate the 2021 Incentive Plan in any respect and at any time, subject to stockholder approval, if such approval is required by applicable law or stock exchange rules. Further, any amendment or termination of the 2021 Incentive Plan will not materially impair the rights of any Participant with respect to any stock awards already granted to such Participant without such Participant’s consent.

Effective Date; Term of the Incentive Plan.  The 2021 Incentive Plan became effective May 25, 2018 and, as proposed to be amended, will terminate on May 25, 2026, unless earlier terminated by the Board.

Tax Consequences of the Incentive Plan.  The following discussion of the federal income tax consequences of the 2021 Incentive Plan is intended to be a summary of applicable federal law as currently in effect. Foreign, state and local tax consequences may differ and laws may be amended or interpreted differently during the term of the 2021 Incentive Plan or of awards granted thereunder.

Options.  An optionholder is not taxed when a non‑qualified stock option is granted. On exercise, however, the optionholder recognizes ordinary income equal to the difference between the option’s exercise price and the fair market value of the underlying common stock on the date of exercise. Any gain (or loss) on subsequent disposition of the shares of common stock acquired through exercise of an option is long‑term capital gain (or loss) if the shares are held for more than one year following exercise. When an incentive stock option is granted, an optionholder is not taxed on the grant of

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such option. Upon exercise, the optionholder does not recognize ordinary income and the Company is not entitled to an income tax deduction. The optionholder, however, must treat the excess of fair market value of the underlying common stock on the date of exercise over the option’s exercise price as an item of adjustment for purposes of the alternative minimum tax. If the optionholder disposes of the underlying common stock after the optionholder has held the common stock for at least two years from the date of grant and more than one year after the incentive stock option was exercised, the amount the optionholder receives upon the disposition over the exercise price is treated as long‑term capital gain for the optionholder. If the optionholder makes a “disqualifying disposition” of the underlying common stock by disposing of the common stock before it has been held for at least two years after the date of grant and more than one year after the date the incentive stock option was exercised, the optionholder recognizes ordinary income equal to the excess of the fair market value of the underlying common stock on the date of exercise over the option’s exercise price. Subject to Section 162(m) described below, the Company generally is entitled to an income tax deduction equal to the ordinary income recognized by the optionholder for the Company’s taxable year that ends with or within the taxable year in which the optionholder recognized such ordinary income.

Stock Appreciation Rights and Phantom Stock Units.  The grant of a stock appreciation right or phantom stock unit generally is not a taxable event for a Participant or the Company. Upon redemption of the stock appreciation right or vesting of the phantom stock unit, the Participant generally will recognize ordinary income equal to the amount of cash and/or the fair market value (as of the date of receipt) of shares received minus, in the case of stock appreciation rights, the exercise price paid upon redemption. Subject to Section 162(m) described below, the Company will generally be entitled to a tax deduction in the same year and for the same amount of ordinary income recognized. If the stock appreciation right is settled in shares, the Participant’s subsequent sale of the shares generally will give rise to capital gain (or loss) equal to the difference between (1) the sale price and (2) the sum of (a) the ordinary income recognized when the Participant received the shares plus (b) the exercise price paid on redemption. Upon sale of stock obtained on vesting of a phantom stock unit, the Participant’s subsequent sale of shares generally will give rise to capital gain (or loss) equal to the difference between (1) the sale price and (2) the ordinary income recognized when the Participant received the shares. The capital gains (or losses) for shares obtained pursuant to the redemption of a stock appreciation right or the vesting of a phantom stock unit will be taxable as long‑term capital gains if the recipient held the shares for more than one year.

Restricted Stock Bonuses, Performance Share Bonuses, Restricted Stock Purchase Rights, Restricted Stock Units and Performance Share Units.  Recipients of restricted stock bonuses, performance shares bonuses, restricted stock purchase rights, restricted stock units and performance share units do not recognize income at the time of the grant of such awards (unless, in the case of the grant of restricted stock bonuses and performance share bonuses or the purchase of shares under a restricted stock purchase right, the recipient makes an election under Section 83(b) of the Internal Revenue Code to be taxed at the time of grant or exercise, as applicable). However, upon payment to Participants of shares of common stock with respect to stock units or upon the lapse of restrictions with respect to restricted stock, Participants generally recognize ordinary income in an amount equal to the fair market value of the stock or units at such time, and subject to Section 162(m) described below, the Company will receive a corresponding deduction.

Section 162(m).  As a public company, the Company is subject to the tax‑deduction rule of Section 162(m) of the Internal Revenue Code (generally applicable to compensation in excess of $1 million paid to certain of the Company’s executive officers during any year). The Company generally will be entitled to a deduction at the same time and in the same amount as a participant recognizes ordinary income, subject to the limitations imposed under Section 162(m) of the Internal Revenue Code.

2021 Incentive Plan Benefits.  The granting of awards under the 2021 Incentive Plan to employees, including executive officers, and consultants is generally discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group of employees. The granting of restricted stock bonuses to non‑employee Directors will be non‑discretionary as described above in the section entitled “Automatic Awards to Non‑Employee Directors.” In addition, non‑employee Directors are eligible for discretionary grants of awards.

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Plan Benefits

2018 Incentive Plan.  The table below provides information regarding the estimate of the aggregate value of non‑discretionary grants to three non‑employee Directors for five years based on non-employee Director compensation currently in effect.

Value of
Name and Position	Restricted Stock
Non-executive Director group	$1,682,550

Equity Compensation Plan Information

The table below provides information as of December 31, 2020 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Number of securities
remaining available
	Number of securities		for future issuance
	to be issued upon	Weighted - average	under equity
	exercise of	exercise price of	compensation plan
	outstanding options,	outstanding options,	(excluding securities
Plan Category	warrants and rights	warrants and rights	reflected in column (a))
	(a)	(b)	(c)

Plans Not Approved by Stockholders:
None	n/a	n/a	n/a
Plans Approved by Stockholders:
2017 Employee Stock Purchase Plan	—	n/a	51,538
2018 Stock Incentive Plan	—	n/a	295,846
Total		n/a	347,385

On May 24, 2018, the Incentive Plan was approved by shareholders and authorized the issuance of 800,000 shares of common stock. As of December 31, 2020, there were 598,750 shares of restricted stock granted under the Incentive Plan and 295,846 shares of common stock were available for future issuance under the Incentive Plan. As of September 15, 2021, 296 shares of common stock were available for future issuance under the Incentive Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2021 INCENTIVE STOCK PLAN

PROPOSAL 3:  APROVAL OF AMENDMENT TO 2017 EMPLOYEE STOCK PURCHASE PLAN

General

We are asking stockholders to approve an amendment to our 2017 Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares reserved for issuance under the ESPP by 100,000 shares, from 325,000 shares to 425,000 shares.

Purpose of the Amendment

The ESPP is intended to provide employees of the Company and Willis Aeronautical Services, Inc. with additional incentives by permitting them to acquire a proprietary interest in the Company through the purchase of the Company’s common stock. We believe that the ESPP is an important employee retention and recruitment vehicle, as it closely aligns the interests of our employees with those of our stockholders by encouraging employees to invest in our common stock, and helps our employees share in the Company’s success through the appreciation in value of such purchased stock.

The ESPP was initially adopted by the Company’s Board of Directors on June 20, 1996 and such adoption was subsequently approved by the Company’s stockholders. It was amended and restated as of August 1, 1998, August 1, 2004 and May 20, 2010. It was again amended and restated as of May 25, 2017, and such amendment and restatement was subsequently approved by the Company’s stockholders.

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Of the 325,000 shares currently authorized under the ESPP, 291,763 shares have been issued as of September 15, 2021. If approved, the proposed authorized share increase will assure that a sufficient reserve of common stock is available under the ESPP for a satisfactory number of years to attract and retain the services of key individuals essential to the Company’s long-term growth and success.

The amendment to the ESPP was adopted by the Board as of October 1, 2021. The following is a summary of the principal provisions of the ESPP, as proposed for approval. This summary does not purport to be a complete description of all of the provisions of the ESPP. It is qualified in its entirety by reference to the full text of the ESPP. A copy of the ESPP is attached to this proxy statement as Annex B, and any stockholder who wishes to obtain a copy of the ESPP may do so by written request to the Corporate Secretary at the Company’s office located in Larkspur, California.

Summary of the Key Terms of the ESPP

Administration.  The Administration of the ESPP is overseen by the Compensation Committee of the Board of Directors. The committee has full power to interpret the ESPP and, subject to the express terms of the ESPP, to establish the terms of offerings under the ESPP. The decisions of the committee are final and binding on all participants.

Eligibility.  All employees of the Company (including officers and directors), who work more than 20 hours per week and more than five months in any calendar year (unless otherwise required by local law), and who commenced employment with the Company on or before the first day of the applicable Offering Period (as defined below), will be eligible to participate in the ESPP. However, an employee will not be eligible to participate if, as a result of participating, that employee would hold five percent or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary. Further, no employee’s right to purchase common stock under the ESPP may accrue at a rate which exceeds $25,000 per year of the fair market value of stock. Approximately 113 employees currently would be eligible to participate in the ESPP as of September 15, 2021.

Offerings Under the ESPP.  Eligible employees of the Company may elect to participate in the ESPP by giving notice to the Company and instructing the Company to withhold a specified percentage of the employee’s salary during successive month periods. Generally, the periods run for up to 24 months and each period is referred to as an “Offering Period.” Each Offering Period is broken down into four Purchase Intervals of six months running from the first business day of August to the last business day of January, and the first business day of February to the last business day of July. An eligible employee may authorize a salary deduction of any whole percentage, up to ten percent, of such employee’s base, straight-time, gross earnings. An employee’s salary deductions may be reduced to zero, without his or her consent, at any time during an Offering Period, to comply with the limitations contained in the ESPP or under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).

Purchase Price and Shares Purchased.  On the last business day of a Purchase Interval, the withheld salary will be used to purchase common stock at a price equal to 85% of the fair market value of the common stock on either the first day or the last day of the Offering Period, whichever price is less (the “Purchase Price”). For this purpose, fair market value is the closing sales price reported on Nasdaq or, in the absence of reported sales on the relevant date, the closing sales price on the immediately preceding date on which sales were reported. If, on the last day of a Purchase Interval, the number of shares of common stock to be purchased by all participants exceeds the number of shares available for purchase during the Purchase Interval, the Company will make a pro rata allocation of the shares remaining available for purchase. The maximum number of shares purchasable by a participant on the last business day of a Purchase Interval is 500 shares.

Withdrawal/Termination of Participation.  Shares will be purchased automatically on the last day of the Purchase Interval for a participating employee who remains an eligible participant. Participation ends automatically upon an employee’s termination of employment with the Company for any reason, including retirement or death. During any Purchase Interval, an employee may withdraw from participation in the ESPP at any time prior to the end of any Purchase Interval, or may during the Offering Period decrease the rate of salary deductions. Upon a participant’s termination or withdrawal from the ESPP, all accumulated payroll deductions for the participant made prior to termination, are returned, without interest, and no shares are purchased for that employee’s account.

Shares Subject to the ESPP.  The maximum number of shares of common stock which may be purchased by employees under the ESPP, if approved, will be 425,000 shares (of which 291,763 shares have been issued pursuant to the ESPP as of December 31, 2020, subject to adjustments for stock splits, stock dividends and similar transactions. The shares may be authorized but unissued shares of common stock, issued shares held in or acquired for the

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Company’s treasury, or shares reacquired by the Company upon purchase in the open market. On September 15, 2021, the closing price of the Company’s common stock on Nasdaq was 37.39.

Amendment and Termination of the ESPP.  The ESPP may be amended or terminated by the Board of Directors in any respect, except that no amendment shall be effective without stockholder approval if the amendment would, among other things, increase the aggregate number of shares of common stock which may be issued under the ESPP, and no termination, modification or amendment of the ESPP may, with respect to the Offering Period in which the termination, modification or amendment occurs, adversely affect the rights of an employee then participating in the ESPP without the employee’s consent.

Federal Income Tax Consequences.  The following general summary describes the typical U.S. federal income tax consequences of the ESPP based upon provisions of the Code as in effect on the date hereof, current regulations promulgated and proposed thereunder, and existing public and private administrative rulings of the Internal Revenue Service, all of which are subject to change (possibly with retroactive effect). This summary is not intended to be a complete analysis and discussion of the federal income tax treatment of the ESPP, and does not discuss gift or estate taxes or the income tax laws of any municipality, state, or foreign country.

The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. An employee will not recognize income upon electing to participate in the ESPP or upon purchasing shares under the ESPP. If the employee does not dispose of shares for more than (1) two years from the date of grant of an option under the ESPP (generally, the two years following the beginning of the Offering Period in which the shares were purchased) and (b) one year after the date the shares were purchased, or in the event of his or her death (whenever occurring), the employee will realize ordinary income upon the disposition (including by sale, gift or death) in an amount equal to the lesser of: (i) the excess of the fair market value of the shares at the time of disposition over their Purchase Price; or (ii) the excess of the fair market value of the shares on the first day of the Offering Period over their Purchase Price. Any additional gain will be taxed as long-term capital gain. If the fair market value of the shares at the time of their disposition is below the Purchase Price, the employee will not recognize any ordinary income, and any loss will be a long-term capital loss. The Company will not have a deductible expense as a result of the purchase of stock under the ESPP, unless there is a “disqualifying” disposition, as described in the next paragraph.

If shares purchased under the ESPP are sold by an employee within either (a) two years after the date of grant of an option under the ESPP or (b) one year after the date the shares were purchased, then that sale constitutes a “disqualifying” disposition in which the employee will realize (1) ordinary income in an amount equal to the excess of the fair market value of the shares on the date of purchase (i.e., the last day of the Offering Period) over the Purchase Price, and (2) a capital gain or loss equal to the difference between: (i) the amount received for the shares; and (ii) the sum of the Purchase Price and the amount of ordinary income recognized. If the disqualifying disposition occurs more than one year after the date of purchase, any capital gain or loss will be long-term; otherwise it will be short-term. If an employee recognizes ordinary income as a result of a disqualifying disposition, the Company will be entitled to a corresponding deduction. To the extent required under the Code and Internal Revenue Service guidance, the Company will withhold income and employment taxes with respect to purchases and dispositions of shares under the ESPP.

Plan Benefits.  No purchase rights have been granted, and no shares have been issued, on the basis of the 100,000 share increase, which is the subject of this proposal. Participation in the ESPP is within the discretion of the eligible employees. Our named executive officers have an interest in this proposal because they are eligible to participate in the amended ESPP. Because benefits under the ESPP will depend on employees’ elections to participate and the fair market value of the Company’s common stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the share increase is approved by the stockholders. Mr. Charles Willis and the non-employee Directors are not eligible to participate in the ESPP.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSED AMENDMENT TO THE ESPP.

2021 WLFC Proxy Statement	23

PROPOSAL 4:  ADVISORY VOTE ON THE APPOINTMENT OF GRANT THORNTON LLP

The Audit Committee has appointed the firm of Grant Thornton to audit our 2021 financial statements. Although not required by the Company’s bylaws or otherwise, the Audit Committee and the Board of Directors believe it appropriate, as a matter of good corporate practice, to request that Willis Lease’s stockholders ratify, on an advisory basis, the appointment of Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. If the stockholders do not so ratify, the Audit Committee will reconsider the appointment and may retain Grant Thornton or another firm without re-submitting the matter to the Company’s stockholders. Even if the stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

For 2020 and 2019, KPMG LLP served as the Company’s independent registered public accounting firm.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Fees Billed to Willis Lease by KPMG

For the 2020 and 2019 fiscal years, fees for services provided by KPMG LLP to us were as follows:

	2020	2019
Audit Fees (1)	$1,490,540	$1,557,511
Audit Related Fees(2)	150,000	—
Tax Fees (3)	43,458	69,300
	$1,683,998	$1,626,811

(1)	Audit fees include the audit of our annual financial statements and quarterly reviews of financial statements included in our quarterly reports on Form 10-Q and our statutory audits.
(2)

Audit related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under Audit Fees. These services include accounting consultations in connection with acquisitions and divestitures and consultations concerning financial accounting.

(3)	Tax fees consist of fees for professional services rendered in providing international tax consulting services and tax compliance services.

All fees described above were approved by the Audit Committee.  The Audit Committee requires that any services to be provided by our auditors must be approved in advance by the Audit Committee. If approval is required before the Committee can act, a single member of the Committee can approve an engagement, subject to ratification by the Committee at its next meeting. All services were pre-approved by the Committee or its Chair.

Grant Thornton will attend the Annual Meeting. They will have the opportunity to make a statement, if they desire to do so. They will also be available to respond to appropriate questions from stockholders.

24	2021 WLFC Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

From January 1, 2020 to the present, there have been no transactions, and there are currently no proposed transactions, in which the amount involved exceeds $120,000 to which we or any of our subsidiaries was (or is to be) a party and in which any Director, executive officer, holder of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals, had (or will have) a direct or indirect material interest, except as set forth below and for payments set forth under Item 11 above.

As required by Nasdaq rules, all material discretionary transactions between us and our Directors, executive officers or known principal stockholders (or their respective affiliates) must be approved by the Audit Committee. The Audit Committee does not intend to approve any such transactions unless it believes that they are on terms no less favorable to us than could be obtained from unaffiliated third parties.

Austin C. Willis, the son of our Chief Executive Officer, served as an executive officer of the Company during 2020, being our Senior Vice President, Corporate Development. He received total compensation of $1,486,486 for 2020, calculated in the same manner as in the Summary Compensation Table of this Proxy. His total compensation includes salary, cash incentive awards, stock awards and other compensation.

Policies and Procedures for Related-Party Transactions

The Board has adopted a formal policy governing the disclosure and approval of related party transactions. That policy is available on the Company’s website (www.willislease.com). Under that policy, the Audit Committee reviews the material facts of all covered transactions that may require prior approval of or ratification by the Audit Committee. A “covered transaction” includes, but is not limited to, any financial transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships including indebtedness and guarantees of indebtedness in which (a) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (b) the Company is a participant, and (c) any related person has or will have a direct or indirect interest (other than solely as a result of being a Director or a less than 10 percent beneficial owner of another entity). This might include, but is not limited to, lease transactions, sale or purchase transactions, creditor/debtor transactions, guarantees or charitable contributions. The following includes types of transactions with related parties which have been pre-approved by the Audit Committee and therefore are not subject to Audit Committee review and approval, even if the amount exceeds $120,000:

•	Transactions involving competitive bids;
•

Any transaction with another company at which a related person's only relationship is as an employee (other than an executive officer), Director or beneficial owner of less than 10% of that company's shares, if the aggregate amount involved does not exceed the greater of $1,000,000 and 2% of that company's total annual revenues;

•

Any charitable contribution, grant or endowment by the Company to a charitable organization, foundation or university at which a related party’s only relationship is as an employee or Director if the aggregate does not exceed the greater of $100,000 and 2% of the charitable organizations’ total annual receipts;

•	Any transaction involving a related party made on the same or similar terms available to all Company employees;
•

Any transaction where the related person's interest arises solely from the ownership of the Company's common stock and all holders of the Company's common stock received the same benefit on a pro rata basis, such as the receipt of dividends;

2021 WLFC Proxy Statement	25

•	Any employment by the Company of an executive officer of the Company if:
•

The related compensation is required to be reported in the Company's proxy statement under Item 402 of the Securities and Exchange Commission's (“SEC's”) compensation disclosure requirements (generally applicable to “named executive officers”) and the compensation has been approved by the Compensation Committee or Board or if the executive officer is not an immediate family member of another executive officer or Director of the Company, the related compensation would be reported in the Company's proxy statement under Item 402 of the SEC's compensation disclosure requirements if the executive officer was a “named executive officer”, and the Company's Compensation Committee or Board approved such compensation; or

•

Any compensation paid to a Director if the compensation is required to be reported in the Company's proxy statement under Item 402 of the SEC's compensation disclosure requirements and the compensation is approved by the Board or Audit Committee.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be considered at the 2022 Annual Meeting of Stockholders must, under Rule 14a-8 of the Securities Exchange Act of 1934, be received by us no later than June 14, 2022. Your proposal(s) must be mailed to our offices at 60 East Sir Francis Drake Boulevard, Suite 209, Larkspur, CA 94939, Attention: Corporate Secretary. Your proposal(s) may be included in next year’s proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

Alternatively, under our bylaws, a proposal or nomination that you do not seek to include in our proxy statement pursuant to Rule 14a-8 may be submitted in writing to our Corporate Secretary for the 2022 Annual Meeting of Stockholders not less than 90 days prior to the anniversary of the preceding year’s annual meeting, unless the date of the 2022 Annual Meeting of Stockholders is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 60 days from the anniversary of the 2021 Annual Meeting. For our 2022 Annual Meeting of Stockholders, this means that your proposal(s) or nomination(s) must be submitted no later than August 12, 2022 (which is 90 calendar days before the anniversary of the 2021 Annual Meeting). If the date of our 2022 Annual Meeting of Stockholders is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 60 days from the anniversary of our 2021 Annual Meeting, you must submit any such proposal or nomination no later than the close of business on the later of the 90th day prior to the 2022 Annual Meeting of Stockholders or the 10th day following the day on which public announcement of the date of such meeting is first made. Your submission must include certain specified information concerning the proposal or nominee, as the case may be, as required by our bylaws, and information as to your ownership of our common stock.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

We are sending only one copy of our annual report and proxy statement to stockholders who share the same last name and address unless they have notified us that they want to continue receiving multiple copies. If you would like to have additional copies of our annual report and/or proxy statement mailed to you, or you would like to opt out of this practice for future mailings, please either contact us at 415‑408‑4700 or submit your request to Willis Lease Finance Corporation, attention Corporate Secretary, 60 East Sir Francis Drake Boulevard, Suite 209, Larkspur, CA 94939. We will promptly send additional copies of the annual report and/or proxy statement upon receipt of such request. Also, if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future, following receipt of such request, we will ensure that change for future mailings of annual meeting materials.

OTHER MATTERS

Our management does not know of any matters to be presented at the Annual Meeting other than those set forth herein and in the Notice accompanying this proxy statement.

By Order of the Board of Directors,
Charles F. Willis, IV
Chairman of the Board

MEETING OF STOCKHOLDERS OF WILLIS LEASE FINANCE CORPORATION May 24, 2018 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting and proxy statement are available at http://materials.proxyvote.com/970646 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20230300000000000000 4 052418 2007 Incentive Stock Plan (the “2007 Plan”). FOR AGAINST ABSTAIN Company's independentregisteredpublic changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder must sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED IN PROPOSAL 1, AND FOR PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. Election of Directors: NOMINEES: FOR ALL NOMINEESO Robert J. Keady O Austin C. Willis WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. To approve the Willis Lease 2018 Incentive Stock Plan (the “Incentive Plan”), which shall replace the Company’s amended and restated 3. To ratify the appointment of KPMG LLP as the accounting firm. 4. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Stockholder Date: Signature of StockholderDate:

ANNUAL MEETING OF STOCKHOLDERS OF WILLIS LEASE FINANCE CORPORATION May 24, 2018 GO GREEN e-Consent makes It easy to go paperless. With e-Consent, you can quickly your proxy material, statements. and other eligible documents online,  while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL; The- Notice of Meeting and proxy statement are available at http://materials.proxyvote.com/970646 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. ^ 202300000000000000  4    052418 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED IN PROPOSAL 1. AND FOR PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS, SHOWN HERE 1. Election of Directors: I NOMINEES ] NOMINEES O Robert J. Keady O Austin C. Willis WITHHOLD AUTHORITY 1 FOR Aany Individual nominee(s), mark. "FOR ALL EXCEPT" and fill in line circle and to each nominee youLIS LEASE FINANCE CORPORATION 2018 Annual Meeting of Stockholders May 24, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Brian R. Hole and Dean M. Poulakidas, and each of them, as Proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse, all of the shares of Common Stock of WILLIS LEASE FINANCE CORPORATION held of record by the undersigned on April 2, 2018, at the 2018 Annual Meeting of Stockholders of the Company to be held on May 24, 2018 or at any adjournment thereof. The Board of Directors recommends a vote FOR THE NOMINEES listed in Proposal 1, and FOR Proposals 2 and 3. This proxy will be voted in accordance with the choices specified by the undersigned on the other side of this proxy. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED HEREIN, THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE ELECTION OF THE NOMINEES FOR CLASS II OF THE BOARD OF DIRECTORS NAMED ON THE OTHER SIDE HEREOF, FOR PROPOSALS 2 AND 3, AND ON ANY OTHER MATTERS TO BE VOTED WHICH ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING. PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. (Continued and to be signed on the reverse side) 14475 1.1

WILLIS LEASE FINANCE CORPORATION 2018 Annual Meeting of Stockholders May 24, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Brian R. Hole and Dean M. Poulakidas, and each of them, as Proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse, all of the shares of Common Stock of WILLIS LEASE FINANCE CORPORATION held of record by the undersigned on April 2, 2018, at the 2018 Annual Meeting of Stockholders of the Company to be held on May 24, 2018 or at any adjournment thereof. The Board of Directors recommends a vote FOR THE NOMINEES listed in Proposal 1, and FOR Proposals 2 and 3. This proxy will be voted in accordance with the choices specified by the undersigned on the other side of this proxy. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED HEREIN, THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE ELECTION OF THE NOMINEES FOR CLASS II OF THE BOARD OF DIRECTORS NAMED ON THE OTHER SIDE HEREOF, FOR PROPOSALS 2 AND 3 AND ON ANY OTHER MATTERS TO BE VOTED WHICH ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING PLEASE COMPLETE. SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. (Continued and to be signed on the reverse

26	2021 WLFC Proxy Statement

ANNEX A:
2021 INCENTIVE STOCK PLAN

WILLIS LEASE FINANCE CORPORATION

2021 INCENTIVE STOCK PLAN

I.	PURPOSES

1.1  General Purpose.  This Plan seeks to promote the interests of the Company by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest in the Company as an incentive for them to remain in the service of the Company.

1.2  Available Awards.  The types of stock awards that may be granted under this Plan include, but are not limited to: (i) Incentive Stock Options, (ii) Non‑Qualified Stock Options, (iii) Restricted Stock Bonuses, (iv) Restricted Stock Purchase Rights, (v) Stock Appreciation Rights, (vi) Phantom Stock Units, (vii) Restricted Stock Units, (viii) Performance Share Bonuses, (ix) Performance Share Units and (x) Stapled SARs. Cash awards may also be granted under this Plan.

1.3  Eligible Award Recipients.  The persons eligible to receive Awards are the Employees, Directors, and Consultants of the Company and its Affiliates.

II.	DEFINITIONS

2.1“Affiliate” means a parent or subsidiary of the Company, with “parent” meaning an entity that controls the Company directly or indirectly, through one or more intermediaries, and “subsidiary” meaning an entity that is controlled by the Company directly or indirectly, through one or more intermediaries. Solely with respect to the granting of any Incentive Stock Options, Affiliate means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.2“Annual Grant” shall have the meaning as defined in Section 7.2.

2.3“Award” means Stock Award or cash award.

2.4“Award Agreement” means an agreement, including a Stock Award Agreement, between the Company and a holder of an Award setting forth the terms and conditions of an individual Award grant.

2.5“Beneficial Owner” means the definition given in Rule 13d‑3 promulgated under the Exchange Act.

2.6“Board” means the Board of Directors of the Company or to the extent applicable, the Committee.

2.7“Change of Control” means the occurrence of any of the following events:

(i)The sale, exchange, lease or other disposition of all or substantially all of the assets of the Company to a person or group of related persons, as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange Act, that will continue the business of the Company in the future;

(ii)A merger, consolidation or similar transaction involving the Company;

(iii)Any person or group who is or becomes the Beneficial Owner, directly or indirectly, of more than 50% of the total voting power of the voting stock of the Company, including by way of merger, consolidation or otherwise (for the purposes of this clause (iii), a member of a group will not be considered the Beneficial Owner of the securities owned by other members of the group);

(iv)A change in the composition of the Board occurring within a two‑year period, as a result of which fewer than a majority of the Directors are Directors who either (i) are Directors of the Company as of the date the Plan first becomes effective pursuant to Article XVI hereof or (ii) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of those Directors whose election or nomination was

2021 WLFC Proxy Statement	A-1

not in connection with any transaction described in subsections (i), (ii), or (iii) of this Section 2.7, or in connection with an actual or threatened proxy contest relating to the election of Directors to the Company; or

(v)A dissolution or liquidation of the Company.

2.8“Code” means the Internal Revenue Code of 1986, as amended.

2.9“Committee” means a committee of one or more members of the Board (or officers who are not members of the Board to the extent allowed by law) appointed by the Board in accordance with Section 3.3 of the Plan.

2.10“Common Stock” means the common shares of the Company.

2.11“Company” means Willis Lease Finance Corporation, a Delaware corporation.

2.12“Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the board of directors of an Affiliate. However, the term “Consultant” shall not include either Directors who are not compensated by the Company for their services as a Director or Directors who are compensated by the Company solely for their services as a Director.

2.13“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director, or Consultant is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant, or Director, or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee to a Consultant or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Company or an Affiliate, including sick leave, military leave, or any other personal leave.

2.14“Director” means a member of the Board of Directors of the Company.

2.15“Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code for all Incentive Stock Options. For all other Awards, “Disability” means physical or mental incapacitation such that for a period of six consecutive months or for an aggregate of nine months in any twenty‑four consecutive month period, a person is unable to substantially perform his or her duties. Any question as to the existence of that person’s physical or mental incapacitation as to which the person or person’s representative and the Company cannot agree shall be determined in writing by a qualified independent physician mutually acceptable to the person and the Company. If the person and the Company or an Affiliate cannot agree as to a qualified independent physician, each shall appoint such a physician and those two physicians shall select a third who shall make such determination in writing. The determination of Disability made in writing to the Company or an Affiliate and the person shall be final and conclusive for all purposes of the Awards.

2.16“Employee” means any person employed by the Company or an Affiliate. Service as a Director or compensation by the Company or an Affiliate solely for services as a Director shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.17“Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.18“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)If the Common Stock is listed on any established stock exchange or traded on the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no such sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

A-2	2021 WLFC Proxy Statement

(ii)If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

(iii)In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

2.19“Full‑Value Stock Award” shall mean any of a Restricted Stock Bonus, Restricted Stock Units, Phantom Stock Units, Performance Share Bonus, or Performance Share Units.

2.20“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

2.21“Initial Grant” shall have the meaning as defined in Section 7.1.

2.22“Misconduct” means any of the following: (i) the commission of any act of fraud, embezzlement or dishonesty by the Optionholder or Participant; (ii) any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company (or any Parent of Subsidiary); (iii) any other intentional misconduct by such person adversely affecting the business or affairs of the Company (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company (or any Parent or Subsidiary) may consider grounds for dismissal or discharge of any Optionholder, Participant or other person in the Service of the Company (or any Parent or Subsidiary).

2.23“Non‑Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S‑K promulgated pursuant to the Securities Act (“Regulation S‑K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S‑K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S‑K; or (ii) is otherwise considered a “non‑employee Director” for purposes of Rule 16b‑3.

2.24“Non‑Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

2.25“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.26“Option” means an Incentive Stock Option or a Non‑Qualified Stock Option granted pursuant to the Plan.

2.27“Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

2.28“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

2.29“Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

2.30“Performance Share Bonus” means a grant of shares of the Company’s Common Stock not requiring a Participant to pay any amount of monetary consideration.

2.31“Performance Share Unit” means the right to receive the value of one share of the Company’s Common Stock at the time the Performance Share Unit vests, with the further right to elect to defer receipt of that value otherwise deliverable upon the vesting of an award of Performance Share Units. These Performance Share Units are subject to the provisions of Section 8.7 of the Plan.

2021 WLFC Proxy Statement	A-3

2.32“Phantom Stock Unit” means the right to receive the value of one share of the Company’s Common Stock, subject to the provisions of Section 8.4 of the Plan.

2.33“Plan” means this Willis Lease Finance Corporation 2021 Incentive Plan, as set forth in this document and as amended or restated from time to time.

2.34“Restricted Stock Bonus” means the issuance by the Company of Common Stock subject to vesting without any required payment by the award recipient.

2.35“Restricted Stock Purchase Right” means the right to acquire shares of the Company’s Common Stock upon the payment of the agreed‑upon monetary consideration, subject to the provisions of Section 8.2 of the Plan.

2.36“Restricted Stock Unit” means the right to receive the value of one share of the Company’s Common Stock at the time the Restricted Stock Unit vests, with the further right to elect to defer receipt of that value otherwise deliverable upon the vesting of an award of restricted stock to the extent permitted in the Participant’s agreement. These Restricted Stock Units are subject to the provisions of Section 8.5 of the Plan.

2.37“Rule 16b‑3” means Rule 16b‑3 promulgated under the Exchange Act or any successor to Rule 16b‑3, as in effect from time to time.

2.38“Securities Act” means the Securities Act of 1933, as amended.

2.39“Share Reserve” shall have the meaning as defined in Section 4.1.

2.40“Stapled SARs” are SARS that are granted concurrently with an Option to acquire the same number of shares of Common Stock as the number of such shares underlying such SARs.

2.41“Stock Appreciation Right” (“SARs”) means the right to receive an amount equal to the Fair Market Value of one share of the Company’s Common Stock on the day the Stock Appreciation Right is redeemed, reduced by the deemed exercise price or base price of such right, subject to the provisions of Section 8.3 of the Plan.

2.42“Stock Award” means any Option award, Restricted Stock Bonus award, Restricted Stock Purchases award, Stock Appreciation Right award, Phantom Stock Unit award, Restricted Stock Unit award, Performance Share Bonus award, Performance Share Unit award, Stapled SARs award, or other stock‑based award. These Awards may include, but are not limited to those listed in Section 1.2.

2.43“Stock Award Agreement” means a written agreement, including an Option Agreement, between the Company and a holder of a Stock Award setting forth the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

2.44“Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

III.	ADMINISTRATION

3.1  Administration by Board.  The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3.3.

3.2  Powers of Board.  The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted; what type or combination of types of Award shall be granted; the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

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(ii)To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii)To amend the Plan or an Award as provided in Section 14 of the Plan.

(iv)To adopt sub‑plans and/or special provisions applicable to Awards regulated by the laws of a jurisdiction other than and outside of the United States. Such sub‑plans and/or special provisions may take precedence over other provisions of the Plan, with the exception of Section 4 of the Plan, but unless otherwise superseded by the terms of such sub‑plans and/or special provisions, the provisions of the Plan shall govern.

(v)To authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Board.

(vi)To determine whether Awards will be settled in shares of Common Stock, cash or in any combination thereof.

(vii)To determine whether Awards will be adjusted for Dividend Equivalents, with “Dividend Equivalents” meaning a credit, made at the discretion of the Board, to the account of a Participant in an amount equal to the cash dividends paid on one share of Common Stock for each share of Common Stock represented by an Award held by such Participant.

(viii)To establish a program whereby Participants designated by the Board can reduce compensation otherwise payable in cash in exchange for Awards under the Plan.

(ix)To impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any shares of Common Stock issued as a result of or under an Award, including, without limitation, (A) restrictions under an insider trading policy and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

(x)To provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of shares of Common Stock, cash or a combination thereof, the amount of which is determined by reference to the value of the Award.

(xi)Generally, to exercise such powers and to perform such acts as the Board deems necessary, desirable, convenient or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

3.3  Delegation to Committee.

(i)  General.  The Board may delegate administration of the Plan to a Committee or Committees consisting of one or more members of the Board or one or more officers of the Company who are not members of the Board (to the extent allowed by law), and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee also may exercise, in connection with the administration of the Plan, any of the powers and authority granted to the Board under the Plan, and the Committee may delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee, as applicable), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

(ii)  Committee Composition when Common Stock is Publicly Traded.  At any such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Non‑Employee Directors, in accordance with Rule 16b‑3. Within the scope of such authority, the Board or the Committee may (delegate to a committee of one or more individuals who are not Non‑Employee Directors the authority to grant Awards to eligible persons who are either (1) not then subject to Section 16 of the Exchange

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Act or (2) receiving a Stock Award as to which the Board or Committee elects not to comply with Rule 16b‑3 by having two or more Non‑Employee Directors grant such Stock Award.

3.4  Effect of Board’s Decision.  All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

3.5  Compliance with Section 16 of the Exchange Act.  With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with the applicable conditions of Rule 16b‑3, or any successor rule thereto. To the extent any provisions of this Plan or action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board. Notwithstanding the above, it shall be the responsibility of such persons, not of the Company or the Board, to comply with the requirements of Section 16 of the Exchange Act, and neither the Company nor the Board shall be liable if this Plan or any transaction under this Plan fails to comply with the applicable conditions of Rule 16b‑3 or any successor rule thereto, or if any person incurs any liability under Section 16 of the Exchange Act.

IV.	SHARES SUBJECT TO THE PLAN

4.1  Share Reserve.  Subject to the provisions of Section 13 of the Plan relating to adjustments upon changes in Common Stock, the maximum aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed the sum of (i) one million shares of Common Stock, (ii) those shares of Common Stock remaining available for grant under the Plan as of the First Amendment and Restatement Date, and (iii) shares of Common Stock that would otherwise have become available for grant as set forth in Section 4.2(i) (“Share Reserve”).   Each share of Common Stock issued pursuant to an Option or Restricted Stock Purchase Right shall reduce the Share Reserve by one share and each share of Common Stock subject to the redeemed portion of a Stock Appreciation Right (whether the distribution upon redemption is made in cash, stock or a combination of the two) shall reduce the Share Reserve by one share. To the extent that a distribution pursuant to a Stock Award is made in cash, the Share Reserve shall be reduced by the number of shares of Common Stock subject to the redeemed or exercised portion of the Stock Award. Notwithstanding any other provision of the Plan to the contrary, the maximum aggregate number of shares of Common Stock that may be issued under the Plan pursuant to Incentive Stock Options is one million shares of Common Stock (“ISO Limit”), subject to the adjustments provided for in Section 13 of the Plan.

4.2  Reversion of Shares to the Share Reserve.

(i)If any Stock Award granted under this Plan shall for any reason (A) expire, be cancelled or otherwise terminate, in whole or in part, without having been exercised or redeemed in full, or (B) be reacquired by the Company prior to vesting, the shares of Common Stock not acquired by Participant under such Stock Award shall be retained by, revert or be added to the Share Reserve and become available for issuance under the Plan. To the extent that shares of Common Stock are: (a) tendered in payment of the exercise price of an Option, (b) delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) covered by stock‑settled Stock Appreciation Rights or other Stock Awards with respect to which shares of Common Stock were not issued upon the settlement of the Stock Award, then such shares of Common Stock will not again be available for issuance under the Plan.

(ii)Shares of Common Stock that are not acquired by a holder of a stock award granted under the 1996 Plan shall not revert or be added to the Share Reserve or become available for issuance under the Plan.

4.3  Source of Shares.  The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

V.	ELIGIBILITY

5.1  Eligibility for Specific Stock Awards.  Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors, and Consultants.

5.2  Ten Percent Stockholders.  A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent of the Fair Market Value of the Common Stock on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

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5.3  Performance‑Based  Measures.  The Board or Committee determines which, if any, performance measure(s) shall be used with respect to Awards  and may   use such performance measures it deems appropriate (“Performance Measures”), including without limitation, the following:

(i)Earnings (either in the aggregate or on a per‑share basis);

(ii)Net income;

(iii)Operating income;

(iv)Operating profit;

(v)Cash flow;

(vi)Stockholder returns (including return on assets, investments, equity, or gross sales) (including income applicable to common stockholders or other class of stockholders)

(vii)Return measures (including return on assets, equity, or sales);

(viii)Earnings before or after either, or any combination of, interest, taxes, depreciation or amortization (EBITDA);

(ix)Gross revenues;

(x)Common Stock share price (including growth measures and total stockholder return or attainment by the Shares of a specified value for a specified period of time);

(xi)Reductions in expense levels in each case, where applicable, determined either on a Company‑wide basis or in respect of any one or more business units;

(xii)Market share;

(xiii)Annual net income to common stock;

(xiv)Earnings per share;

(xv)Annual cash flow provided by operations;

(xvi)Changes in annual revenues;

(xvii)Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, objectively identified project milestones, cost targets, and goals relating to acquisitions or divestitures;

(xviii)Sales;

(xix)Costs;

(xx)Results of customer satisfaction surveys;

(xxi)Service reliability;

(xxii)Operating and maintenance cost management; and/or

(xxiii)Achievement of business or operational goals such as market share and/or business development; provided that subsections (i) through (vii) may be measured on a pre‑ or post‑tax basis; and provided further that the Board may provide that the formula for such Award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the

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cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss. The levels of performance required with respect to Performance Measures may be expressed in absolute or relative levels and may be based upon a set increase, set positive result, maintenance of the status quo, set decrease or set negative result. Performance Measures may differ for Awards to different Participants. The Board shall specify the weighting (which may be the same or different for multiple objectives) to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. Any one or more of the Performance Measures may apply to the Participant, a department, unit, division or function within the Company or any one or more Affiliates; and may apply either alone or relative to the performance of other businesses or individuals (including industry or general market indices).

5.4  Consultants.

(i)A Consultant shall not be eligible for the grant of an Award if, at the time of grant, a Form S‑8 Registration Statement under the Securities Act (“Form S‑8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S‑8, unless the Company determines both (A) that such grant (1) shall be registered in another manner under the Securities Act (e.g., on a Form S‑3 Registration Statement) or (2) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (B) that such grant complies with the securities laws of all other relevant jurisdictions.

(ii)Form S‑8 generally is available to consultants and advisors only if (A) they are natural persons; (B) they provide bona fide services to the issuer, its parents, or its majority owned subsidiaries; and (C) the services are not in connection with the offer or sale of securities in a capital‑raising transaction, and do not directly or indirectly promote or maintain a market for the issuer’s securities.

VI.	OPTION PROVISIONS

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Non‑Qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased upon exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1  Term.  Subject to the provisions of Section 5.2 of the Plan regarding grants of Incentive Stock Options to Ten Percent Stockholders, no Option shall be exercisable after the expiration of ten years from the date it was granted.

6.2  Exercise Price of an Incentive Stock Option.  Subject to the provisions of Section 5.2 of the Plan regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3  Exercise Price of a Non‑Qualified Stock Option.  The exercise price of each Non‑Qualified Stock Option shall be not less than one hundred percent of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Non‑ Qualified Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.4  Consideration.  The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or by check at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Non‑Qualified Stock Option): (1) by delivery to the Company of other Common Stock, (2) pursuant to a “same day sale” program to the extent permitted by law, (3) by any other form of consideration permitted by law, or (4) by some combination of the foregoing. In the absence of a provision to the contrary in the individual Optionholder’s Option

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Agreement, payment for Common Stock pursuant to an Option may only be made in the form of cash, check, or pursuant to a “same day sale” program.

Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

6.5  Transferability of an Incentive Stock Option.  An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6  Transferability of a Non‑Qualified Stock Option.  A Non‑ Qualified Stock Option shall be transferable to the extent provided in the Option Agreement. If the Non‑Qualified Stock Option does not provide for transferability, then the Non‑Qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option. A Non‑Qualified Stock Option may only be assigned to the extent it is vested.

6.7  Vesting Generally.  Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Board. The vesting provisions of individual Options may vary. Generally, such grants shall vest as to one fourth of the total award on each anniversary of the grant date, such that the award is fully vested after four years of Continuous Service from the grant date. The provisions of this Section 6.7 are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

6.8  Termination of Continuous Service.  In the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time as is specified in the Option Agreement and in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate. In the absence of a provision to the contrary in the individual Optionholder’s Option Agreement, the Option shall remain exercisable for three months following the termination of the Optionholder’s Continuous Service; provided, however, that if the Optionholder’s Continuous Service is terminated for Misconduct, the Option shall immediately terminate as to any unexercised portion thereof, unless the individual Optionholder’s Option Agreement provides otherwise.

6.9  Extension of Termination Date.  An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability or by the Company for Misconduct) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or other applicable securities law, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement or (ii) the expiration of a period of three months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements or other applicable securities law. The provisions of this Section 6.9 notwithstanding, in the event that a sale of the shares of Common Stock received upon exercise of his or her Option would subject the Optionholder to liability under Section 16(b) of the Exchange Act, then the Option will terminate on the earlier of (1) the fifteenth day after the last date upon which such sale would result in liability, or (2) two hundred ten days following the date of termination of the Optionholder’s employment or other service to the Company (and in no event later than the expiration of the term of the Option).

6.10  Disability of Optionholder.  In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option to the extent that the Optionholder was entitled to exercise such Option as of the date of termination, but only within such period of time as is specified in the Option Agreement (and in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate. In the absence of a provision to the contrary in the individual

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Optionholder’s Option Agreement, the Option shall remain exercisable for twelve months following such termination. This period may be adjusted by the Board in its discretion.

6.11  Death of Optionholder.  In the event (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death pursuant to Section 6.5 or 6.6 of the Plan, but only within such period of time as is specified in the Option Agreement (and in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, after death, the Option is not exercised within the time specified in the Option Agreement, the Option shall terminate. In the absence of a provision to the contrary in the individual Optionholder’s Option Agreement, the Option shall remain exercisable for eighteen months following the Optionholder’s death. This period may be adjusted by the Board in its discretion.

6.12  Early Exercise Generally Not Permitted.  The Company’s general policy is not to allow the Optionholder to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the vesting of the Option. If, however, an Option Agreement does permit such early exercise, any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

VII.	NON‑DISCRETIONARY STOCK AWARDS FOR CERTAIN DIRECTORS

In addition to any other Stock Awards that any Director who is not an Employee may be granted on a discretionary basis under the Plan, each Director who is not an Employee shall be automatically granted without the necessity of action by the Board, the following Stock Awards.

7.1  Initial Grant.  On the date that a Director who is not an Employee commences service on the Board, an initial grant of restricted stock in the form of a Restricted Stock Bonus award or an award of Restricted Stock Units shall automatically be made to that Director who is not an Employee (the “Initial Grant”). Unless expressly provided in Article VII, such Initial Grant shall be subject to the applicable provisions of Section 8.1 or Section 8.5 as the case may be. In the absence of an affirmative decision by the Board to the contrary, the Initial Grant shall be in the form of a Restricted Stock Bonus award. The number of shares subject to this Initial Grant and other terms governing this Initial Grant shall be as determined by the Board in its sole discretion. If the Board does not establish the number of shares subject to the Initial Grant for a given newly‑elected Director who is not an Employee prior to the date of grant for such Initial Grant, then the number shall be five thousand shares. If at the time a Director who is also an Employee or does not otherwise Qualify as an Outside Director commences service on the Board, such Director shall be entitled to an Initial Grant at such time as such Director subsequently is no longer an Employee or qualifies as an Outside Director and if such Director remains a Director.

7.2  Annual Grant.  An annual grant of a Stock Award (the “Annual Grant”) shall automatically be made to each Director who (i) is re‑ elected to the Board or who otherwise continues as a Director, (ii) qualifies as an Outside Director on the relevant grant date and (iii) has served as a Director for at least six months. Unless otherwise expressly provided in this Article VII, the portion of such Annual Grant shall be subject to the applicable provisions of Section 8.1 and Section 8.5, as the case may be. In the absence of an affirmative decision by the Board to the contrary, the Annual Grant consisting of restricted stock shall be in the form of a Restricted Stock Bonus award. The number of shares of Common Stock subject to each Annual Grant in the case that the entire Annual Grant is satisfied with a Restricted Stock Bonus shall be three thousand shares of Common Stock, or, in the case that the entire Annual Grant is satisfied with a grant of Options, three thousand Options. The date and time of grant of an Annual Grant is the date of the annual meeting of the Company’s stockholders and the time shall be immediately upon the adjournment of the annual meeting of the Company’s stockholders.

7.3  Vesting.  Initial Grants granted pursuant to this Article shall vest as to one fourth of the total award on each anniversary of the grant date, such that the award is fully vested after four years of Continuous Service from the grant date. Annual Grants granted pursuant to this Article shall fully vest on the Director’s completion of one year of Continuous Service from the grant date. In the event a Director’s Continuous Service terminates, the Company shall automatically reacquire without cost any shares of Common Stock held by the Director that have not vested as of the

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date of such termination and any unvested Restricted Stock Units shall automatically expire as of the date of such termination.

VIII.	PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS

8.1  Restricted Stock Bonus Awards.  Each Restricted Stock Bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Restricted Stock Bonuses shall be paid by the Company in shares of the Common Stock of the Company. The terms and conditions of Restricted Stock Bonus agreements may change from time to time, and the terms and conditions of separate Restricted Stock Bonus agreements need not be identical, but each Restricted Stock Bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)  Consideration.  A Restricted Stock Bonus will generally not possess a monetary purchase price and may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit; provided, however, that in the case of a Restricted Stock Bonus to be made to a new Employee, Director, or Consultant who has not performed prior services for the Company, the Company shall require such consideration to be paid as will ensure compliance with the General Corporation Law of the State of Delaware.

(ii)  Vesting.  Vesting shall generally be based on the Participant’s Continuous Service. Shares of Common Stock awarded under the Restricted Stock Bonus agreement shall be subject to a share reacquisition right in favor of the Company in accordance with a vesting schedule to be determined by the Board. The Board has the discretion to vest shares either immediately upon issuance or in one or more installments over the Participant’s period of service or upon achievement of specific performance objectives. If vesting is based on the Participants’ Continuous Service, such Restricted Stock Bonus shall not fully vest in less than two years. If vesting is based on the Participant’s achievement of performance criteria, such Restricted Stock Bonus shall not fully vest in less than one year.

(iii)  Termination of Participant’s Continuous Service.  In the event a Participant’s Continuous Service terminates, the Company shall automatically reacquire without cost any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Restricted Stock Bonus agreement.

(iv)  Transferability.  So long as Common Stock awarded under a Restricted Stock Bonus agreement remains subject to the terms of the Restricted Stock Bonus agreement, rights to acquire shares of Common Stock under the Restricted Stock Bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Bonus agreement.

8.2  Restricted Stock Purchase Awards.  Each Restricted Stock Purchase Right agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the Restricted Stock Purchase Right agreements may change from time to time, and the terms and conditions of separate Restricted Stock Purchase Right agreements need not be identical, but each Restricted Stock Purchase Right agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)  Purchase Price.  The purchase price under each Restricted Stock Purchase Right agreement shall be such amount as the Board shall determine and designate in such Restricted Stock Purchase Right agreement. The purchase price shall not be less than one hundred percent of the Common Stock’s Fair Market Value on the date such award is made or at the time the purchase is consummated.

(ii)  Consideration.  The purchase price of Common Stock acquired pursuant to the Restricted Stock Purchase Right agreement shall be paid either: (A) in cash or by check at the time of purchase; or (B) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant to the extent permitted by law.

(iii)  Vesting.  The Board shall determine the criteria under which shares of Common Stock under the Restricted Stock Purchase Right agreement may vest; the criteria may or may not include performance criteria or Continuous Service. Shares of Common Stock acquired under the Restricted Stock Purchase Right may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

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(iv)  Termination of Participant’s Continuous Service.  If a Participant’s Continuous Service terminates, the Company may repurchase any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Restricted Stock Purchase Right agreement.

(v)  Transferability.  Rights to acquire shares of Common Stock under the Restricted Stock Purchase Right agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Purchase Right agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Restricted Stock Purchase Right agreement remains subject to the terms of the Restricted Stock Purchase Right agreement.

8.3  Stock Appreciation Rights.  Two types of Stock Appreciation Rights (“SARs”) shall be authorized for issuance under the Plan: stand‑ alone SARs and Stapled SARs.

(i)  Stand‑Alone SARs.  The following terms and conditions shall govern the grant and redeemability of stand‑alone SARs:

(A)The stand‑alone SAR shall cover a specified number of underlying shares of Common Stock and shall be redeemable upon such terms and conditions as the Board may establish. Upon redemption of the stand‑alone SAR, the holder shall be entitled to receive a distribution from the Company in an amount equal to the excess of (i) the aggregate Fair Market Value (on the redemption date) of the shares of Common Stock underlying the redeemed right over (ii) the aggregate base price in effect for those shares.

(B)The number of shares of Common Stock underlying each stand‑alone SAR and the base price in effect for those shares shall be determined by the Board in its sole discretion at the time the stand‑alone SAR is granted. In no event, however, may the base price per share be less than one hundred percent of the Fair Market Value per underlying share of Common Stock on the grant date.

(C)The distribution with respect to any redeemed stand‑alone SAR may be made in shares of Common Stock valued at Fair Market Value on the redemption date, in cash, or partly in shares and partly in cash, as the Board shall in its sole discretion deem appropriate.

(ii)  Stapled SARs.  The following terms and conditions shall govern the grant and redemption of Stapled SARs:

(A)Stapled SARs may only be granted concurrently with an Option to acquire the same number of shares of Common Stock as the number of such shares underlying the Stapled SARs.

(B)Stapled SARs shall be redeemable upon such terms and conditions as the Board may establish and shall grant a holder the right to elect among (i) the exercise of the concurrently granted Option for shares of Common Stock, whereupon the number of shares of Common Stock subject to the Stapled SARs shall be reduced by an equivalent number, (ii) the redemption of such Stapled SARs in exchange for a distribution from the Company in an amount equal to the excess of the Fair Market Value (on the redemption date) of the number of vested shares which the holder redeems over the aggregate base price for such vested shares, whereupon the number of shares of Common Stock subject to the concurrently granted Option shall be reduced by any equivalent number, or (iii) a combination of (i) and (ii).

(C)The distribution to which the holder of Stapled SARs shall become entitled under this Section 8 upon the redemption of Stapled SARs as described in Section 8.3(ii)(B) above may be made in shares of Common Stock valued at Fair Market Value on the redemption date, in cash, or partly in shares and partly in cash, as the Board shall in its sole discretion deem appropriate.

8.4  Phantom Stock Units.  The following terms and conditions shall govern the grant and redeemability of Phantom Stock Units:

(i)Phantom Stock Unit awards shall be redeemable by the Participant upon such terms and conditions as the Board may establish. The value of a single Phantom Stock Unit shall be equal to the Fair

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Market Value of a share of Common Stock, unless the Board otherwise provides in the terms of the Stock Award Agreement.

(ii)The distribution with respect to any exercised Phantom Stock Unit award may be made in shares of Common Stock valued at Fair Market Value on the redemption date, in cash, or partly in shares and partly in cash, as the Board shall in its sole discretion deem appropriate.

8.5  Restricted Stock Units.  The following terms and conditions shall govern the grant and redeemability of Restricted Stock Units:

A Restricted Stock Unit is the right to receive the value of one share of the Company’s Common Stock at the time the Restricted Stock Unit vests. The holder of a Restricted Stock Unit shall not have the right to dividend equivalents unless provided by the Board at the time of grant. To the extent permitted by the Board in the terms of his or her Restricted Stock Unit agreement, a Participant may elect to defer receipt of the value of the shares of Common Stock otherwise deliverable upon the vesting of an award of Restricted Stock Units, so long as such deferral election complies with applicable law, including to the extent applicable, the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). An election to defer such delivery shall be irrevocable and shall be made in writing on a form acceptable to the Company. The election form shall be filed prior to the vesting date of such Restricted Stock Units in a manner determined by the Board. When the Participant vests in such Restricted Stock Units, the Participant will be credited with a number of Restricted Stock Units equal to the number of shares of Common Stock for which delivery is deferred. Restricted Stock Units may be paid by the Company by delivery of shares of Common Stock, in cash, or a combination thereof, as the Board shall in its sole discretion deem appropriate, in accordance with the timing and manner of payment elected by the Participant on his or her election form, or if no deferral election is made, as soon as administratively practicable following the vesting of the Restricted Stock Unit.

Each Restricted Stock Unit agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit agreements need not be identical, but each Restricted Stock Unit agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)  Consideration.  A Restricted Stock Unit may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit. The Board shall have the discretion to provide that the Participant pay for such Restricted Stock Unit with cash or other consideration permissible by law.

(ii)  Vesting.  Vesting shall generally be based on the Participant’s Continuous Service. If vesting is based on the Participant’s achievement of performance criteria, such Restricted Stock Unit award shall not fully vest in less than one year. Shares of Common Stock awarded under the Restricted Stock Unit agreement shall be subject to a share reacquisition right in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iii)  Termination of Participant’s Continuous Service.  The unvested portion of the Restricted Stock Unit shall expire immediately upon the termination of Participant’s Continuous Service and the Company shall reacquire any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Restricted Stock Unit agreement.

(iv)  Transferability.  Rights to acquire the value of shares of Common Stock under the Restricted Stock Unit agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Unit agreement, as the Board shall determine in its discretion, so long as any Common Stock awarded under the Restricted Stock Unit agreement remains subject to the terms of the Restricted Stock Unit agreement.

8.6  Performance Share Bonus Awards.  Each Performance Share Bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Performance Share Bonuses shall be paid by the Company in shares of the Common Stock of the Company. The terms and conditions of Performance Share Bonus agreements may change from time to time, and the terms and conditions of separate Performance Share Bonus

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agreements need not be identical, but each Performance Share Bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)  Consideration.  A Performance Share Bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit. In the event that Performance Share Bonus is granted to a new Employee or Consultant who has not performed prior services for the Company, the Performance Share Bonus will not be awarded until the Board determines that such person has rendered services to the Company for a sufficient period of time to ensure proper issuance of the shares in compliance with the General Corporation Law of the State of Delaware.

(ii)  Vesting.  Vesting shall be based on the achievement of certain performance criteria, whether financial, transactional or otherwise, as determined by the Board. Vesting shall be subject to the Performance Share Bonus agreement. Upon failure to meet performance criteria, shares of Common Stock awarded under the Performance Share Bonus agreement shall be subject to a share reacquisition right in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iii)  Termination of Participant’s Continuous Service.  If a Participant’s Continuous Service terminates, the Company shall reacquire any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Performance Share Bonus agreement.

(iv)  Transferability.  Rights to acquire shares of Common Stock under the Performance Share Bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Performance Share Bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Performance Share Bonus agreement remains subject to the terms of the Performance Share Bonus agreement.

8.7  Performance Share Units.  The following terms and conditions shall govern the grant and redeemability of Performance Share Units:

A Performance Share Unit is the right to receive the value of one share of the Company’s Common Stock at the time the Performance Share Unit vests. Participants may elect to defer receipt of the value of shares of Common Stock otherwise deliverable upon the vesting of an award of performance shares. An election to defer such delivery shall be irrevocable and shall be made in writing on a form acceptable to the Company. The election form shall be filed prior to the vesting date of such performance shares in a manner determined by the Board. When the Participant vests in such performance shares, the Participant will be credited with a number of Performance Share Units equal to the number of shares of Common Stock for which delivery is deferred. Performance Share Units may be paid by the Company by delivery of shares of Common Stock, in cash, or a combination thereof, as the Board shall in its sole discretion deem appropriate, in accordance with the timing and manner of payment elected by the Participant on his or her election form, or if no deferral election is made, as soon as administratively practicable following the vesting of the Performance Share Unit.

Each Performance Share Unit agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Performance Share Unit agreements may change from time to time, and the terms and conditions of separate Performance Share Unit agreements need not be identical, but each Performance Share Unit agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)  Consideration.  A Performance Share Unit may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit. The Board shall have the discretion to provide that the Participant pay for such Performance Share Unit with cash or other consideration permissible by law.

(ii)  Vesting.  Vesting shall be based on the achievement of certain performance criteria, whether financial, transactional or otherwise, as determined by the Board. Vesting shall be subject to the Performance Share Unit agreement. Upon failure to meet performance criteria, shares of Common Stock awarded under the Performance Share Unit agreement shall be subject to a share reacquisition right in favor of the Company in accordance with a vesting schedule to be determined by the Board.

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(iii)  Termination of Participant’ Continuous Service.  The unvested portion of any Performance Share Unit shall expire immediately upon the termination of Participant’s Continuous Service, and the Company shall reacquire any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Performance Share Unit agreement.

(iv)  Transferability.  Rights to acquire the value of shares of Common Stock under the Performance Share Unit agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Performance Share Unit agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Performance Share Unit agreement remains subject to the terms of the Performance Share Unit agreement.

IX.	COVENANTS OF THE COMPANY

9.1  Availability of Shares.  During the term of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

9.2  Securities Law Compliance.  The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise, redemption or satisfaction of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan or any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock related to such Stock Awards unless and until such authority is obtained.

X.	USE OF PROCEEDS FROM STOCK

Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

XI.	NO REPRICING

Other than in connection with a change in the Company’s capitalization or other transaction as described in Article XIII of the Plan, at any time when the exercise price of an Option or base price of a SAR is above the Fair Market Value of a share of Common Stock, the Company shall not, without stockholder approval, reduce the exercise price of such Option or base price such SAR and shall not exchange such Stock Option or SAR for a new Award with a lower (or no) purchase price or for cash.

XII.	MISCELLANEOUS

12.1  Acceleration of Exercisability and Vesting.  The Board or Committee shall have the power to accelerate exercisability and/or vesting of any Award granted pursuant to the Plan upon a Change of Control or upon the death or Disability or termination of Continuous Service of the Participant. In furtherance of such power, the Board or Committee may accelerate the time at which a Stock Award may be first exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding any provisions in the Stock Award Agreement to the contrary.

12.2  Stockholder Rights.  No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to a Stock Award except to the extent that the Company has issued the shares of Common Stock relating to such Stock Award.

12.3  No Employment or Other Service Rights.  Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company, and any applicable provisions of the corporate law of the state or other jurisdiction in which the Company is domiciled, as the case may be.

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12.4  Incentive Stock Option $100,000 Limitation.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars, or such other limit as may be set by law, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non‑Qualified Stock Options.

12.5  Investment Assurances.  The Company may require a Participant, as a condition of exercising or redeeming a Stock Award or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of acquiring the Common Stock; (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock; and (iii) to give such other written assurances as the Company may determine are reasonable in order to comply with applicable law. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws, and in either case otherwise complies with applicable law. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable laws, including, but not limited to, legends restricting the transfer of the Common Stock.

12.6  Withholding Obligations.  To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state, local, or foreign tax withholding obligation relating to the exercise or redemption of an Award or the acquisition, vesting, distribution, or transfer of Common Stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation or other amounts payable to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unnumbered shares of Common Stock.

12.7  Section 409A.  Notwithstanding anything in the Plan to the contrary, it is the intent of the Company that all Awards granted under this Plan (including, but not limited to, Restricted Stock Units, Phantom Stock Units, and Performance Share Units) shall not cause an imposition of the additional taxes provided for in Section 409A(a)(1)(B) of the Code; furthermore, it is the intent of the Company that the Plan shall be administered so that the additional taxes provided for in Section 409A(a)(1)(B) of the Code are not imposed. In the event that the Company determines in good faith that any provision of this Plan does not comply with Section 409A of the code, the Company may amend this Plan to the minimum extent necessary to cause the Plan to comply.

XIII.	ADJUSTMENTS UPON CHANGES IN STOCK

13.1  Capitalization Adjustments.  If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, spinoff, dividend in property other than cash, stock split, liquidating dividend, extraordinary dividends or distributions, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan may be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to Section 4.1 above and the number of securities subject to Initial Grants and Annual Grants to Directors that are not Employees under Article VII of the Plan, and the outstanding Stock Awards may be appropriately adjusted in the class(es) and number of securities or other property and price per share of the securities or other property subject to such outstanding Stock Awards. The Board may make such adjustments in its sole discretion, and its determination shall be final, binding, and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

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13.2  Adjustments Upon a Change of Control.

(i)If a Change of Control occurs as defined in Section 2.7(i) through 2.7(iv), then the Board or the board of directors of any surviving entity or acquiring entity may provide or require that the surviving or acquiring entity shall have the power but not the obligation to: (1) assume or continue all or any part of the Awards outstanding under the Plan or (2) substitute substantially equivalent awards (including an award to acquire substantially the same consideration paid to the stockholders in the transaction by which the Change of Control occurs) for those outstanding under the Plan. In the event any surviving entity or acquiring entity refuses to assume or continue such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the Board in its sole discretion and without liability to any person may: (1) provide for the payment of a cash amount in exchange for the cancellation of a Stock Award equal to the product of (x) the excess, if any, of the Fair Market Value per share of Common Stock at such time over the exercise or redemption price, if any, times (y) the total number of shares then subject to such Stock Award; (2) continue the Stock Awards; or (3) notify Participants holding an Option, Stock Appreciation Right, Phantom Stock Unit, Restricted Stock Unit or Performance Share Unit that they must exercise or redeem any portion of such Stock Award (including, at the discretion of the Board, any unvested portion of such Stock Award) at or prior to the closing of the transaction by which the Change of Control occurs and that the Stock Awards shall terminate if not so exercised or redeemed at or prior to the closing of the transaction by which the Change of Control occurs. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised or redeemed prior to the closing of the transaction by which the Change of Control occurs. The Board shall not be obligated to treat all Stock Awards, even those that are of the same type, in the same manner.

(ii)In the event of a Change of Control as defined in Section 2.7(v), all outstanding Stock Awards shall terminate immediately prior to such event.

XIV.	AMENDMENT OF THE PLAN AND AWARDS

14.1  Amendment of Plan.  The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 of the Plan relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, any Nasdaq, New York Stock Exchange, or other securities exchange listing requirements, or other applicable law or regulation.

14.2  Stockholder Approval.  The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.

14.3  Contemplated Amendments.  It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

14.4  No Material Impairment of Rights.  Rights under any Stock Award granted before amendment of the Plan shall not be materially impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

14.5  Amendment of Awards.  The Board at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the rights of the Participant under any Stock Award shall not be materially impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

XV.	TERMINATION OR SUSPENSION OF THE PLAN

15.1  Plan Term.  The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the eight anniversary of the Effective Date. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

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15.2  No Material Impairment of Rights.  Suspension or termination of the Plan shall not materially impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

XVI.	EFFECTIVE DATE OF PLAN

The Plan as adopted by the Board in 2018 became effective on May 25, 2018 (the “Effective Date”), which approval was within twelve months before or after the date the Plan was adopted by the Board in 2018, and was amended and restated on November 10, 2021 (the “First Amendment and Restatement Date”). No Awards in excess of those provided for by the Plan may be granted under the Plan prior to the time that the stockholders have approved the Plan.

XVII.	CHOICE OF LAW

The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules. The laws of jurisdiction and venue shall be governed by the laws of the city and county of San Francisco, California. Notwithstanding the foregoing, with respect to matters affecting the Plan that are addressed by the General Corporation Law of the State of Delaware, the laws of the State of Delaware shall control.

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ANNEX B:
2017 EMPLOYEE STOCK PURCHASE PLAN

WILLIS LEASE FINANCE CORPORATION

EMPLOYEE STOCK PURCHASE PLAN

As Amended Effective November 10, 2021

ARTICLE I—PURPOSE OF THE PLAN AND DEFINITIONS

1.1This Employee Stock Purchase Plan is intended to promote the interests of Willis Lease Finance Corporation by providing eligible employees with the opportunity to purchase shares of the Corporation's common stock through participation in a payroll‑deduction based employee stock purchase plan designed to qualify under Section 423 of the Code.

1.2Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

ARTICLE II—ADMINISTRATION OF THE PLAN

2.1.The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

ARTICLE III—STOCK SUBJECT TO PLAN

3.1.The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 425,000 shares.

3.2.If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to: (i) the maximum number and class of securities issuable under the Plan; (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

ARTICLE IV—OFFERING PERIODS

4.1.Shares of Common Stock shall be offered for purchase under the Plan through a series of successive Offering Periods until such time as: (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

4.2.Each Offering Period shall be of such duration (not to exceed twenty-four months) as determined by the Plan Administrator. The Offering Periods shall commence as designated by the Plan Administrator.

4.3.Each Offering Period shall be comprised of a series of one or more successive Purchase Intervals. Purchase Intervals shall run from the first business day in February each year to the last business day in July of the same year and from the first business day in August each year to the last business day in January of the following year.

4.4.If the Fair Market Value per share of Common Stock on any Purchase Date within an Offering Period be less than the Fair Market Value per share of Common Stock on the start date of that Offering Period, then that Offering Period shall automatically terminate immediately after the purchase of shares of Common Stock on such Purchase Date. A new Offering Period shall commence on the next business day following such Purchase Date. The new Offering Period shall have a duration of twenty four months, unless a shorter duration is established by the Plan Administrator within ten business days following the start date of that Offering Period.

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ARTICLE V—ELIGIBILITY

5.1.Each individual who is an Eligible Employee at the beginning of an Offering Period may enter that Offering Period at such time or at the beginning of a subsequent Purchase Interval within that Offering Period, provided he or she remains an Eligible Employee.

5.2.Each individual who first becomes an Eligible Employee after the start date of an Offering Period may enter that Offering Period on the first day of any subsequent Purchase Interval within that Offering Period.

5.3.The date an individual enters an Offering Period shall be designated his or her Entry Date for purposes of that Offering Period.

5.4.To participate in the Plan for a particular Offering Period, an Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) on or before his or her scheduled Entry Date.

ARTICLE VI—PAYROLL DEDUCTIONS

6.1.The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock during an Offering Period may be any multiple of one percent of the Base Salary paid to the Participant during each Purchase Interval within that Offering Period, up to a maximum of ten percent. The deduction rate so authorized shall continue in effect throughout the Offering Period. The rate may be changed as provided below:

a.The Participant may, at any time during the Offering Period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one such reduction per Purchase Interval.

b.The Participant may, prior to the commencement of any new Purchase Interval within an Offering Period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the ten percent maximum) shall become effective on the start date of the first Purchase Interval following the filing of such form.

6.2.Payroll deductions shall begin on the first payday following the Participant's Entry Date and shall (unless sooner terminated or reduced by the Participant) continue through the payday ending with or immediately prior to the last day of that Offering Period. The amounts so collected shall be credited to the Participant's account under the Plan, but no interest shall be paid on the balance from time to time in such account. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

6.3.Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.

6.4.The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different Offering Period.

ARTICLE VII—PURCHASE RIGHTS

7.1.A Participant shall be granted a separate purchase right for each Offering Period in which he or she participates. The purchase right shall be granted on the Participant's Entry Date and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments over the remainder of such Offering Period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

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7.2.Each purchase right shall be automatically exercised in installments on each successive Purchase Date within the Offering Period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded pursuant to the termination of purchase right provisions of Section 7.6 below). The purchase shall be effected by applying the Participant's payroll deductions for the Purchase Interval ending on such Purchase Date to the purchase of whole shares of Common Stock as provided below.

7.3.The purchase price per share at which Common Stock will be purchased on the Participant's behalf on each Purchase Date within the Offering Period shall not be less than eighty-five percent of the lower of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into that Offering Period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.

7.4.The number of shares of Common Stock purchasable by a Participant on each Purchase Date during the Offering Period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Interval ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed five hundred shares, as adjusted pursuant to Section 3.2 of this Plan.

7.5.Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are insufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date shall be promptly refunded.

7.6.The following provisions shall govern the termination of outstanding purchase rights:

a.A Participant may, at any time prior to the next scheduled Purchase Date in the Offering Period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the Purchase Interval in which such termination occurs shall be immediately refunded to the Participant.

b.The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the Offering Period for which the terminated purchase right was granted. In order to resume participation in any subsequent Offering Period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms).

c.If the Participant ceases to be an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the Purchase Interval in which the purchase right so terminates shall be immediately refunded. However, if the Participant ceases to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the Purchase Interval in which such leave commences, to (a) withdraw all the payroll deductions collected to date on his or her behalf for that Purchase Interval or (b) have such funds held for the purchase of shares on his or her behalf on the next scheduled Purchase Date. In no event shall any further payroll deductions be collected on the Participant's behalf during such leave. On the Participant's return to active service, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, unless the Participant reduces such contributions or withdraws from the Plan prior to his or her return.

7.7.Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Corporate Transaction, by applying the payroll deductions of each Participant for the Purchase Interval in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at a purchase price per share not less than eighty-five percent of the lower of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into the Offering Period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. The applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase.

The Corporation shall use its best efforts to provide at least ten days prior written notice of the occurrence of any Corporate Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Corporate Transaction and receive a refund of their

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accumulated payroll deductions.

7.8.If the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

7.9.The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

7.10.A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

ARTICLE VIII—ACCRUAL LIMITATIONS

8.1.No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

8.2.For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall be in effect:

a.The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the Offering Period on which such right remains outstanding.

b.No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

8.3.If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Interval, then the payroll deductions which the Participant made during that Purchase Interval with respect to such purchase right shall be promptly refunded.

8.4.If there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

ARTICLE IX—EFFECTIVE DATE AND TERM OF THE PLAN

9.1.The Plan was initially adopted by the Board on June 20, 1996, amended and restated on August 1, 1998, further amended and restated as of August 1, 2004 and as of May 20, 2010 and as of May 25, 2017 and further amended and restated as of November 10, 2021, provided no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder beyond those 325,000 authorized as of May 25, 2017, until (i) the Plan shall have been approved by the stockholders of the Corporation and (ii) the Corporation shall have complied with all applicable requirements the Securities Act of 1933, all applicable listing requirements of the Nasdaq National Market or any stock exchange on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation.

9.2.Unless sooner terminated by the Board, the Plan shall terminate on the earliest of (i) May 25, 2027, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No

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further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

ARTICLE X—AMENDMENT OF THE PLAN

10.1.The Board may alter, amend, suspend or discontinue the Plan at any time to become effective immediately following the close of any Purchase Interval.

10.2.In no event may the Board effect any of the following amendments or revisions to the Plan without the approval of the Corporation's stockholders: (i) materially increase the number of shares of Common Stock issuable under the Plan or the maximum number of shares purchasable per Participant on any one Purchase Date, except for permissible adjustments pursuant to Section 3.2.; (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan or (iii) materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.

ARTICLE XI—GENERAL PROVISIONS

11.1.All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

11.2.Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

11.3.The provisions of the Plan shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

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Schedule A

Corporations Participating in

Employee Stock Purchase Plan

As of November 10, 2021

Willis Lease Finance Corporation

Willis Aeronautical Services, Inc.

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APPENDIX

The following definitions shall be in effect under the Plan:

A.  Base Salary  shall mean the (i) regular base salary paid to a Participant by one or more Participating Companies during such individual's period of participation in one or more Offering Periods under the Plan plus (ii) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. The following items of compensation shall not be included in Base Salary: (i) all overtime payments, bonuses, commissions (other than those functioning as base salary equivalents), profit‑sharing distributions and other incentive-type payments and (ii) any and all contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or any Corporate Affiliate under any employee benefit or welfare plan now or hereafter established.

B.  Board  shall mean the Corporation's Board of Directors.

C.  Code  shall mean the Internal Revenue Code of 1986, as amended.

D.  Common Stock  shall mean the Corporation's common stock.

E.  Corporate Affiliate  shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), whether now existing or subsequently established.

F.  Corporate Transaction  shall mean either of the following stockholder‑approved transactions to which the Corporation is a party:

(i)a merger or consolidation in which securities possessing more than fifty percent of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

(ii)the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.

G.  Corporation  shall mean Willis Lease Finance Corporation, a California corporation, and any corporate successor to all or substantially all of the assets or voting stock of Willis Lease Finance Corporation which shall by appropriate action adopt the Plan.

H.  Effective Time  shall mean the time at which the Board adopts the Plan in accordance with applicable law. Any Corporate Affiliate which becomes a Participating Corporation after such Effective Time shall designate a subsequent Effective Time with respect to its Participants.

I.  Eligible Employee  shall mean any person who is employed by a Participating Corporation on a basis under which he or she is regularly expected to render more than twenty hours of service per week for more than five months per calendar year for earnings considered wages under Code Section 3401(a).

J.  Entry Date  shall mean the date an Eligible Employee first commences participation in the Offering Period in effect under the Plan. The earliest Entry Date under the Plan shall be the Effective Time.

K.  Fair Market Value  per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i)If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii)If the Common Stock is at the time listed on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of

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transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

L.  Participant  shall mean any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

M.  Participating Corporation  shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan as of November 10, 2021 are listed in attached Schedule A.

N.  Plan  shall mean the Corporation's Employee Stock Purchase Plan, as set forth in this document and as amended or restated from time to time.

O.  Plan Administrator  shall mean the Compensation Committee of the Corporation's Board of Directors.

P.  Purchase Date  shall mean the last business day of each Purchase Interval.

Q.  Purchase Interval  shall mean each successive six month period within the Offering Period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.

R.  Offering Period  shall mean a twenty-four month period, unless the Plan Administrator shall establish a shorter term, consisting of successive Purchase Intervals. An Offering Period may be terminated early as provided in this Plan.

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ANNUAL MEETING OF STOCKHOLDERS OF WILLIS LEASE FINANCE CORPORATION November 10, 2021 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting and Proxy Statement are available at http://materials.proxyvote.com/970646 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20230003003000000000 1 111021 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE The Board of Directors recommends you vote FOR Proposal 1. 1. Election of Directors: FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)) NOMINEES: Robert J. Keady Austin C. Willis INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. The Board of Directors recommends you vote FOR Proposal 2. For Against Abstain 2. To approve the amendment and restatement of the Company’s 2018 Incentive Stock Plan (the “Incentive Plan”) to (i) increase the number of authorized shares issuable thereunder by 1,000,000 shares, (ii) change the annual equity award granted to non-employee Directors to a fixed amount of 3,000 shares, and (iii) extend the expiration date of the Incentive Plan by three years. The Board of Directors recommends you vote FOR Proposal 3. For Against Abstain 3. To approve the amendment of the Company’s Employee Stock Purchase Plan (the “ESPP”) to increase the maximum number of shares of common stock authorized for issuance over the term of the ESPP from 325,000 to 425,000 shares. The Board of Directors recommends you vote FOR Proposal 4. For Against Abstain 4. Advisory vote to ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder must sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

WILLIS LEASE FINANCE CORPORATION 2021 Annual Meeting of Stockholders November 10, 2021 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Charles F. Willis, IV and Dean M. Poulakidas, and each of them, as Proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse, all of the shares of Common Stock of WILLIS LEASE FINANCE CORPORATION held of record by the undersigned on October 1, 2021, at the 2021 Annual Meeting of Stockholders of the Company to be held on November 10, 2021 or at any adjournment thereof. The Board of Directors recommends a vote FOR THE NOMINEES listed in Proposal 1 and FOR Proposals 2, 3 and 4. This proxy will be voted in accordance with the choices specified by the undersigned on the other side of this proxy. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED HEREIN, THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE ELECTION OF THE NOMINEES FOR CLASS II OF THE BOARD OF DIRECTORS NAMED ON THE OTHER SIDE HEREOF, FOR PROPOSALS 2, 3 AND 4, AND ON ANY OTHER MATTERS TO BE VOTED WHICH ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING. PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. (Continued and to be signed on the reverse side) 1.1 14475